                       INDEX OF 1995 AUDITORS' REPORTS

Anders, Minkler & Diehl
                                   CAROLINE ASSOCIATES I
                                   COLUMBUS SQUARE ASSOCIATES I
                                   COLUMBUS SQUARE ASSOCIATES II
                                   PERSHING WATERMAN PHASE I
                                   PW III ASSOCIATES
                                   PW IV ASSOCIATES
                                   PW V ASSOCIATES
                                   PW VI ASSOCIATES
                                   SAVOY COURT ASSOCIATES
                                   WIGAR, LTD.

Dauby, O'Connor, and Zaleski
                                   BROOKVIEW APARTMENTS COMPANY LIMITED
                                   CLOVER RIDGE EAST LIMITED PARTNERSHIP
                                   COLONY APARTMENTS COMPANY LIMITED
                                   EAST HAMPTON LIMITED PARTNERSHIP
                                   EDGEWOOD II ASSOCIATES
                                   FAIRBURN & GORDON ASSOCIATES, PHASE I
                                   FAIRBURN & GORDON ASSOCIATES, PHASE II
                                   LAING VILLAGE
                                   OAKLAND CITY/WEST END ASSOCIATES, LTD.
                                   ORANGEBURG MANOR
                                   PLEASANT VALLEY APARTMENTS, LTD.
                                   SANDY SPRINGS ASSOCIATES, LTD.
                                   TIFFANY REHAB ASSOCIATES
                                   VILLAGE GREEN APARTMENTS COMPANY LIMITED
                                   VINEVILLE TOWERS ASSOCIATES, LTD.
                                   WESTGATE APARTMENTS
Deloitte and Touche LLP
                                   107-145 WEST 135TH STREET ASSOCIATES
                                   ALGONQUIN TOWER LIMITED PARTNERSHIP
                                   ALL HALLOWS ASSOCIATES
                                   ALLENTOWN TOWNE HOUSE LIMITED PARTNERSHIP
                                   ANGLERS MANOR ASSOCIATES
                                   ANTIOCH APARTMENTS, LTD.
                                   ARVADA HOUSE ASSOCIATES
                                   AUDOBON PARK ASSOCIATES
                                   BALDWIN OAKS ELDERLY, LTD.
                                   BALDWIN TOWERS ASSOCIATES
                                   BASSWOOD MANOR LIMITED PARTNERSHIP
                                   BAYVIEW HUNTERS POINT APARTMENTS
                                   BENSALEM GARDENS ASSOCIATES
                                   BERKLEY LIMITED PARTNERSHIP
                                   BLOOMSBURG ELDERLY ASSOCIATES
                                   BRIARWOOD APARTMENTS
                                   BRIGHTWOOD MANOR ASSOCIATES
                                   BRINTON MANOR NO. 1 ASSOCIATES
                                   BRINTON TOWERS ASSOCIATES
                                   BROOKSIDE APARTMENTS ASSOCIATES
                                   BUENA VISTA APARTMENTS, LTD.
                                   CABELL ASSOCIATES OF LAKEVIEW
                                   CALIFORNIA SQUARE II LIMITED PARTNERSHIP
                                   CALIFORNIA SQUARE LIMITED PARTNERSHIP
                                   CAMPBELL HEIGHTS ASSOCIATES
                                   CANTERBURY GARDENS ASSOCIATES
                                   CAPITAL PARK LIMITED PARTNERSHIP
                                   CAROLINE ARMS LIMITED PARTNERSHIP
                                   CENTER SQUARE ASSOCIATES
                                   CENTRAL VILLAGE ASSOCIATES
                                   CHAPEL NDP

                       INDEX OF 1995 AUDITORS' REPORTS

                                   CHEEK ROAD LIMITED PARTNERSHIP
                                   CLAY COURTS ASSOCIATES
                                   COLLEGE HEIGHTS
                                   COLLEGE PARK APARTMENTS
                                   COLLEGE PARK ASSOCIATES
                                   COMMUNITY DEVELOPERS OF HIGH POINT
                                   CONGRESS PARK ASSOCIATES II
                                   COPPERWOOD II LIMITED
                                   COPPERWOOD LIMITED
                                   CUMBERLAND COURT ASSOCIATES
                                   CYPRESS GARDENS, LIMITED
                                   DARBY TOWNHOUSES ASSOCIATES
                                   DARBY TOWNHOUSES LIMITED PARTNERSHIP
                                   DARBYTOWN DEVELOPMENT ASSOCIATES
                                   DELCAR-S, LTD.
                                   DELCAR-T, LTD.
                                   DIP LIMITED PARTNERSHIP
                                   DIP LIMITED PARTNERSHIP--II
                                   DIP LIMITED PARTNERSHIP--III
                                   DISCOVERY LIMITED PARTNERSHIP
                                   DORAL GARDENS ASSOCIATES
                                   DORAL LIMITED PARTNERSHIP
                                   DUQUESNE ASSOCIATES NO. 1
                                   EASTMAN ASSOCIATES
                                   EDMOND ESTATES LIMITED PARTNERSHIP
                                   ELDEN LIMITED PARTNERSHIP
                                   ESBRO LIMITED PARTNERSHIP
                                   FAIRMEADOWS LIMITED PARTNERSHIP
                                   FAIRMONT #1 LIMITED PARTNERSHIP
                                   FAIRMONT #2 LIMITED PARTNERSHIP
                                   FAIRVIEW HOMES ASSOCIATES
                                   FAIRWOOD ASSOCIATES
                                   FEDERAL SQUARE VILLAGE
                                   FIELD ASSOCIATES
                                   FOREST GREEN LIMITED PARTNERSHIP
                                   FOREST PARK ELDERLY ASSOCIATES
                                   FORRESTER GARDENS, LTD.
                                   FORT CARSON ASSOCIATES
                                   FOXWOOD MANOR ASSOCIATES
                                   FRANKLIN CHAPEL HILL ASSOCIATES
                                   FRANKLIN EAGLE ROCK ASSOCIATES
                                   FRANKLIN PARK LIMITED PARTNERSHIP
                                   FRANKLIN PHEASANT RIDGE ASSOCIATES
                                   FRANKLIN RIDGEWOOD ASSOCIATES
                                   FRANKLIN WOODS ASSOCIATES
                                   FRIENDSET HOUSING COMPANY
                                   FRIO HOUSING, LTD.
                                   G.W. CARVER LIMITED
                                   GALION LIMITED PARTNERSHIP
                                   GARFIELD HILL ASSOCIATES
                                   GATEWAY VILLAGE ASSOCIATES
                                   GLADYS HAMPTON HOUSES ASSOCIATES
                                   GOLDEN APARTMENTS I
                                   GOLDEN APARTMENTS II
                                   GRANDVIEW APARTMENTS
                                   GREATER MOUNT CALVARY TERRACE, LTD.
                                   GREATER RICHMOND COMMUNITY DEVELOPMENT
                                     CORP. I AND ASSOCIATES
                                   GREATER RICHMOND COMMUNITY DEVELOPMENT
                                     CORP. II AND ASSOCIATES
                                   GREEN MOUNTAIN MANOR LIMITED PARTNERSHIP
                                   GRIFFITH LIMITED PARTNERSHIP
                                   GULFWAY LIMITED PARTNERSHIP
                                   H.R.H. PROPERTIES, LTD.
                                   HAMILTON GARDENS, LTD.
                                   HAMILTON HEIGHTS ASSOCIATES
                                   HAROLD HOUSE LIMITED PARTNERSHIP

                       INDEX OF 1995 AUDITORS' REPORTS

                                   HATILLO HOUSING ASSOCIATES
                                   HICKORY RIDGE ASSOCIATES, LTD.
                                   HILLCREST GREEN APARTMENTS, LTD.
                                   HILLSIDE VILLAGE ASSOCIATES
                                   HILLTOP APARTMENTS ASSOCIATES
                                   HILLTOP LIMITED PARTNERSHIP
                                   HOPKINS RENAISSANCE ASSOCIATES
                                   HUDSON TERRACE ASSOCIATES
                                   HURBELL II LIMITED PARTNERSHIP
                                   HURBELL III LIMITED PARTNERSHIP
                                   INDIAN VALLEY I LIMITED PARTNERSHIP
                                   INDIAN VALLEY II LIMITED PARTNERSHIP
                                   INDIAN VALLEY III LIMITED PARTNERSHIP
                                   INGRAM SQUARE APARTMENTS, LTD.
                                   JAMESTOWN VILLAGE ASSOCIATES
                                   JERSEY PARK ASSOCIATES
                                   JFK ASSOCIATES
                                   JOHNSTON SQUARE ASSOCIATES
                                   JVL 16 ASSOCIATES
                                   JVL 18 ASSOCIATES
                                   JVL 19 ASSOCIATES
                                   JVL LIMITED
                                   KENNEDY HOMES LIMITED PARTNERSHIP
                                   KEY PARKWAY WEST ASSOCIATES
                                   KIMBERLY ASSOCIATES LIMITED PARTNERSHIP
                                   LA SALLE APARTMENTS
                                   LA VISTA ASSOCIATES
                                   LAFAYETTE MANOR ASSOCIATES
                                   LAFAYETTE TOWNE ELDERLY, LTD.
                                   LAFAYETTE TOWNE FAMILY, LTD.
                                   LAKE FOREST APARTMENTS
                                   LANGENHEIM ASSOCIATES
                                   LAS AMERICAS HOUSING ASSOCIATES
                                   LASSEN ASSOCIATES
                                   LAUREL GARDENS
                                   LEWISBURG ASSOCIATES
                                   LEWISBURG ELDERLY ASSOCIATES
                                   LEYDEN LIMITED PARTNERSHIP
                                   LINCMAR ASSOCIATES
                                   LINCOLN PARK ASSOCIATES
                                   LOCK HAVEN ELDERLY ASSOCIATES
                                   LOCK HAVEN GARDENS ASSOCIATES
                                   LORING TOWERS APARTMENTS LIMITED PARTNERSHIP
                                   M&P DEVELOPMENT COMPANY
                                   MAPLE HILL ASSOCIATES
                                   MAPLE PARK EAST LIMITED PARTNERSHIP
                                   MAPLE PARK WEST LIMITED PARTNERSHIP
                                   MAYFAIR MANOR LIMITED PARTNERSHIP
                                   MEADOWOOD APARTMENTS--PHASE I
                                     (MEADOWOOD ASSOCIATES)
                                   MEADOWOOD APARTMENTS--PHASE II
                                     (MEADOWOOD ASSOCIATES)
                                   MEADOWOOD ASSOCIATES III, LTD.
                                   MEADOWOOD TOWNHOUSES I LIMITED PARTNERSHIP
                                   MEADOWOOD TOWNHOUSES III LIMITED PARTNERSHIP
                                   MEADOWS APARTMENTS LIMITED PARTNERSHIP
                                   MEADOWS EAST APARTMENTS LIMITED PARTNERSHIP
                                   MENLO LIMITED PARTNERSHIP
                                   MERCED COMMONS I
                                   MERCED COMMONS II
                                   MILL STREET ASSOCIATES
                                   MIRAMAR HOUSING ASSOCIATES
                                   MONTBLANC GARDEN APARTMENTS ASSOCIATES
                                   MONTBLANC HOUSING ASSOCIATES
                                   MORRISANIA TOWERS HOUSING COMPANY
                                   MOSS GARDENS LTD.

                       INDEX OF 1995 AUDITORS' REPORTS

                                   MURPHY BLAIR ASSOCIATES III
                                   NATIONAL HOUSING PARTNERSHIP REALTY FUND I
                                   NATIONAL HOUSING PARTNERSHIP REALTY FUND III
                                   NATIONAL HOUSING PARTNERSHIP REALTY FUND IV
                                   NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                                   NATIONAL HOUSING PARTNERSHIP RESI
                                     ASSOCIATES I
                                   NEW LAKE VILLAGE APARTMENTS
                                   NEW WEST 111TH STREET HOUSING COMPANY
                                   NEW WEST 111TH STREET TWO ASSOCIATES
                                   NEWTON HILL LIMITED PARTNERSHIP
                                   NORTHGATE VILLAGE LIMITED PARTNERSHIP
                                   NORTHLAKE TERRACE ASSOCIATES
                                   NORTHWEST TERRACE ASSOCIATES
                                   OAKLAND VILLAGE TOWNHOUSE ASSOCIATES
                                   OCALA PLACE, LTD.
                                   OLDE RIVERTOWN VENTURE
                                   ONE LYTLE PLACE
                                   ONE WEST CONWAY ASSOCIATES
                                   ORANGE VILLAGE ASSOCIATES
                                   PALM HOUSE LIMITED PARTNERSHIP
                                   PARK AVENUE WEST I LIMITED PARTNERSHIP
                                   PARK AVENUE WEST II LIMITED PARTNERSHIP
                                   PARK CREEK LIMITED PARTNERSHIP
                                   PAVILION ASSOCIATES
                                   PLACE ONE LIMITED PARTNERSHIP
                                   POINT WEST LIMITED PARTNERSHIP
                                   PORTFOLIO PROPERTIES EIGHT ASSOCIATES
                                   PORTFOLIO PROPERTIES FIVE ASSOCIATES
                                   PORTFOLIO PROPERTIES NINE ASSOCIATES
                                   PORTFOLIO PROPERTIES SEVEN ASSOCIATES
                                   PORTFOLIO PROPERTIES SIX ASSOCIATES
                                   PORTFOLIO PROPERTIES TEN ASSOCIATES
                                   PORTFOLIO PROPERTIES THREE ASSOCIATES
                                   PORTFOLIO PROPERTIES TWELVE ASSOCIATES
                                   PORTFOLIO PROPERTIES TWO ASSOCIATES
                                   PORTLAND PLAZA PARTNERSHIP
                                   PORTNER PLACE ASSOCIATES
                                   POST STREET ASSOCIATES
                                   PUEBLO APARTMENTS ASSOCIATES, LTD.
                                   RETIREMENT MANOR ASSOCIATES
                                   RI-15 LIMITED PARTNERSHIP
                                   RICHLIEU ASSOCIATES
                                   RIVER FRONT APARTMENTS LIMITED PARTNERSHIP
                                   RIVER WOODS ASSOCIATES
                                   RIVERVIEW II ASSOCIATES
                                   ROCKWELL LIMITED PARTNERSHIP
                                   ROLLING MEADOWS OF ADA, LTD.
                                   ROYAL TOWERS LIMITED PARTNERSHIP
                                   RUFFIN ROAD ASSOCIATES
                                   RUTHERFORD PARK TOWNHOUSES ASSOCIATES
                                   SAN JOSE LIMITED PARTNERSHIP
                                   SAN JUAN DEL CENTRO LIMITED PARTNERSHIP
                                   SENCIT TOWNE HOUSE LIMITED PARTNERSHIP
                                   SHERMAN TERRACE ASSOCIATES
                                   SHOREVIEW APARTMENTS
                                   SITE 10 COMMUNITY ALLIANCE ASSOCIATES
                                   SNI DEVELOPMENT COMPANY
                                   SOUTHMONT APARTMENTS
                                   SOUTHRIDGE APARTMENTS LIMITED PARTNERSHIP
                                   SOUTHWARD LIMITED PARTNERSHIP
                                   SPRING BRIGHT LIMITED PARTNERSHIP
                                   SPRING MEADOW LIMITED PARTNERSHIP
                                   SPRUCE LIMITED PARTNERSHIP
                                   SPRUCE PALM LIMITED PARTNERSHIP
                                   STAFFORD APARTMENTS

                       INDEX OF 1995 AUDITORS' REPORTS

                                   STOCK ISLAND LIMITED PARTNERSHIP
                                   STOREY MANOR ASSOCIATES
                                   STRAWBRIDGE SQUARE ASSOCIATES LIMITED
                                     PARTNERSHIP
                                   SUMMERSONG TOWNHOUSES LIMITED PARTNERSHIP
                                   SUNRISE ASSOCIATES
                                   SUNSET PLAZA APARTMENTS
                                   SUSQUEHANNA VIEW LIMITED PARTNERSHIP
                                   TIMBERLAKE APARTMENTS LIMITED PARTNERSHIP
                                   TIMUQUANA PARK ASSOCIATES
                                   TINKER CREEK LIMITED PARTNERSHIP
                                   TOWN NORTH
                                   TOWNVIEW TOWERS I PARTNERSHIP, LTD.
                                   TREESLOPE APARTMENTS ASSOCIATES
                                   TRINITY APARTMENTS
                                   TRINITY TOWERS-14TH STREET ASSOCIATES, LTD.
                                   UNITED HANDICAP FEDERATION APARTMENT
                                     ASSOCIATES
                                   UNITED HOUSE ASSOCIATES
                                   UNITED HOUSING PARTNERS--CARBONDALE, LTD.
                                   UNITED REDEVELOPMENT ASSOCIATES
                                   UNIVERSITY PLAZA ASSOCIATES
                                   VANTAGE '78
                                   VILLA DE GUADALUPE ASSOCIATES
                                   VILLAGE CIRCLE APARTMENTS, LTD.
                                   VILLAGE GREEN LIMITED PARTNERSHIP
                                   VILLAGE PARK II
                                   VISTAS DE SAN JUAN ASSOCIATES
                                   WAICO APARTMENTS ASSOCIATES
                                   WAICO PHASE II ASSOCIATES
                                   WALDEN OAKS ASSOCIATES
                                   WALMSLEY TERRACE ASSOCIATES
                                   WALNUT HILLS ASSOCIATES, LTD.
                                   WASH-WEST PROPERTIES
                                   WASHINGTON MANOR LIMITED PARTNERSHIP
                                   WATERS TOWERS ASSOCIATES
                                   WEST OAK VILLAGE LIMITED PARTNERSHIP
                                   WHITEFIELD PLACE, LTD.
                                   WOODMARK LIMITED PARTNERSHIP
                                   YADKIN ASSOCIATES

Edwards Leap & Sauer
                                   BUFFALO VILLAGE ASSOCIATES
                                   GENESSEE GARDENS ASSOCIATES
                                   IDA TOWER

Fishbein & Company, P.C
                                   FRANKLIN HOUSING ASSOCIATES
                                   FRANKLIN NEW YORK AVENUE ASSOCIATES

Friduss, Lukee, Schiff &
  Co., P.C.
                                   62ND STREET LIMITED PARTNERSHIP
                                   CENTRAL WOODLAWN LIMITED PARTNERSHIP

George A. Hieronymus & Company
                                   ATHEN ARMS ASSOCIATES
                                   COLONIAL TERRACE I ASSOCIATES
                                   COLONIAL TERRACE II ASSOCIATES

Goldenberg Rosenthal
  Friedlander
                                   ACADEMY GARDEN ASSOCIATES
                                   BRUNSWICK VILLAGE LIMITED PARTNERSHIP
                                   BUCKINGHAM HALL ASSOCIATES
                                   CHURCHVIEW GARDENS ASSOCIATES
                                   CHURCHVIEW GARDENS LIMITED PARTNERSHIP
                                   HARRIS GARDENS ASSOCIATES
                                   HARRIS GARDENS LIMITED PARTNERSHIP

                       INDEX OF 1995 AUDITORS' REPORTS


                                   HAWKSWORTH GARDENS ASSOCIATES
                                   HAWKSWORTH LIMITED PARTNERSHIP
                                   WASHINGTON NORTHGATE ASSOCIATES
                                   WASHINGTON NORTHGATE LIMITED PARTNERSHIP
                                   WASHINGTON WESTGATE ASSOCIATES
                                   WASHINGTON WESTGATE LIMITED PARTNERSHIP

Hansen, Hunter & Kibbee, P.C.
                                   FRANKLIN CHANDLER ASSOCIATES
                                   HAINES ASSOCIATES LIMITED PARTNERSHIP
                                   KING-BELL ASSOCIATES
                                   MONMOUTH ASSOCIATES LIMITED PARTNERSHIP
                                   PENDLETON RIVERSIDE APARTMENTS OREG., LTD.
                                   PENN HALL ASSOCIATES LIMITED PARTNERSHIP
                                   RODEO DRIVE LIMITED PARTNERSHIP
                                   SOUTH MOUNTAIN TERRACE, LTD.
                                   WOODLAND APARTMENTS, OREG., LTD.

J.A. Plumer & Co.
                                   630 EAST LINCOLN AVENUE ASSOCIATES
                                   ASPEN STRATFORD APARTMENTS COMPANY B
                                   ASPEN STRATFORD APARTMENTS COMPANY C
                                   BENJAMIN BANNEKER PLAZA ASSOCIATES
                                   BENTON SQUARE, LTD.
                                   BRIGHTWOOD LIMITED PARTNERSHIP
                                   CARTER ASSOCIATES LIMITED PARTNERSHIP
                                   CHERRY ESTATES
                                   CHRISTOPHER COURT HOUSING COMPANY
                                   CONCORD HOUSES ASSOCIATES
                                   DUKE MANOR ASSOCIATES
                                   ELDERLY HOUSING ASSOCIATES LTD. PARTNERSHIP
                                   FERNCLIFF LIMITED PARTNERSHIP
                                   FOREST APARTMENTS ASSOCIATES
                                   GATE MANOR APARTMENTS, LTD.
                                   GREENFIELD APARTMENTS LIMITED PARTNERSHIP
                                   GREENFIELD LIMITED PARTNERSHIP
                                   GREENFIELD NORTH APARTMENTS LIMITED
                                     PARTNERSHIP
                                   GREENFIELD NORTH LIMITED PARTNERSHIP
                                   HAILI ASSOCIATES
                                   HOLLOWS ASSOCIATES
                                   HOUSTON ARISTOCRAT APARTMENTS, LTD.
                                   KAPUNA ASSOCIATES
                                   KIMBERTON APARTMENTS ASSOCIATES
                                   KOOLAU HOUSING ASSOCIATES
                                   LAKEVIEW ARMS ASSOCIATES
                                   LEE-HY MANOR ASSOCIATES LIMITED PARTNERSHIP
                                   LOCUST PARK ASSOCIATES
                                   LORING TOWERS ASSOCIATES
                                   MAHONING ASSOCIATES
                                   MILLIKEN APARTMENTS COMPANY
                                   MONUMENT STREET LIMITED PARTNERSHIP
                                   NEIGHBORHOODS OF THE UNIVERSITIES LOCK
                                     STREET APARTMENTS COMPANY
                                   OAK HOLLOW SOUTH ASSOCIATES
                                   OAK PARK LIMITED PARTNERSHIP
                                   ORCHARD MEWS ASSOCIATES
                                   OXFORD PLACE ASSOCIATES
                                   PITTSFIELD NEIGHBORHOOD ASSOCIATES
                                   PORTFOLIO PROPERTIES FIFTEEN ASSOCIATES
                                   PORTFOLIO PROPERTIES FOUR ASSOCIATES
                                   PRINCE STREET TOWERS LIMITED PARTNERSHIP
                                   REGISTRY SQUARE, LTD.

                       INDEX OF 1995 AUDITORS' REPORTS

                                   SENCIT-LEBANON COMPANY
                                   ST. NICHOLAS ASSOCIATES
                                   TAMARAC PINES, LTD.
                                   TAMARAC PINES II, LTD.
                                   TAUNTON GREEN ASSOCIATES
                                   TAUNTON II ASSOCIATES
                                   THE NATIONAL HOUSING PARTNERSHIP--II
                                   TOMPKINS TERRACE ASSOCIATES
                                   WAIPAHU ASSOCIATES
                                   WASHINGTON CHINATOWN ASSOCIATES
                                   WINDSOR APARTMENTS ASSOCIATES
                                   WOODCREST APARTMENTS, LTD.
                                   WORCHESTER EPISCOPAL HOUSING COMPANY

Marks Shron & Company, LLP
                                   TWO BRIDGES ASSOCIATES

Prague & Richmond
                                   CROSLAND HOUSING ASSOCIATES

Reznick, Fedder & Silverman
                                   BEAUTIFUL VILLAGE ASSOCIATES REDEVELOPMENT
                                     COMPANY
                                   BRANCHWOOD TOWERS LIMITED PARTNERSHIP
                                   CITRUS PARK ASSOCIATES, LTD.
                                   COMMUNITY CIRCLE II, LIMITED
                                   COPPERSTONE CIRCLE LIMITED PARTNERSHIP
                                   COPPERSTONE LIMITED PARTNERSHIP
                                   COUNTRY LAKES ASSOCIATES TWO
                                   DIAKONIA ASSOCIATES LIMITED PARTNERSHIP
                                   EASTON TERRACE I ASSOCIATES
                                   EASTRIDGE APARTMENTS
                                   EASTRIDGE APARTMENTS ASSOCIATES
                                   EMORY GROVE ASSOCIATES LIMITED PARTNERSHIP
                                   EMORY GROVE LIMITED PARTNERSHIP
                                   FIRST ALEXANDRIA ASSOCIATES
                                   FLATBUSH NSA ASSOCIATES
                                   FRANKLIN SQUARE SCHOOL ASSOCIATES
                                   GATES MILL I LIMITED PARTNERSHIP
                                   GROSVENOR HOUSE ASSOCIATES LIMITED
                                     PARTNERSHIP
                                   HOLLYBUSH GARDENS ASSOCIATES, I
                                   HOLLYBUSH GARDENS ASSOCIATES, II
                                   INTOWN WEST ASSOCIATES LIMITED PARTNERSHIP
                                   LAKE AVENUE ASSOCIATES
                                   LAKE CROSSING LIMITED PARTNERSHIP
                                   LAKEHAVEN ASSOCIATES ONE
                                   LAKEHAVEN ASSOCIATES TWO
                                   LINDEN COURT ASSOCIATES
                                   LOUDOUN HOUSE LIMITED PARTNERSHIP
                                   MONACO ARMS ASSOCIATES I
                                   MONACO ARMS ASSOCIATES II
                                   MUSKE LIMITED PARTNERSHIP
                                   NATICK ASSOCIATES
                                   OAKCREST TERRACE APARTMENTS
                                   OAKWOOD LIMITED PARTNERSHIP
                                   OAKWOOD MUSKEGON ASSOCIATES
                                   PARKVIEW ASSOCIATES
                                   QUEENSTOWN APARTMENTS LIMITED PARTNERSHIP
                                   RUSCOMBE GARDENS LIMITED PARTNERSHIP
                                   SENCIT-JACKSONVILLE COMPANY, LTD.
                                   SHEFFIELD ASSOCIATES
                                   SNAP IV LIMITED PARTNERSHIP
                                   TWIN TOWERS ASSOCIATES

                       INDEX OF 1995 AUDITORS' REPORTS


                                   TYEE ASSOCIATES LIMITED PARTNERSHIP
                                   URBANIZACION MARIA LOPEZ HOUSING COMPANY
                                   WESTMINSTER ASSOCIATES
                                   WOLLASTON MANOR ASSOCIATES
                                   WOODSIDE VILLAGE LIMITED PARTNERSHIP

Robert Ercolini & Company
                                   2900 VAN NESS ASSOCIATES
                                   7400 ROOSEVELT INVESTORS
                                   CONNECTICUT COLONY ASSOCIATES LIMITED
                                     PARTNERSHIP
                                   FAIRFAX ASSOCIATES LIMITED PARTNERSHIP
                                   GREATER HARTFORD ASSOCIATES LIMITED
                                     PARTNERSHIP
                                   IVANHOE ASSOCIATES LIMITED PARTNERSHIP
                                   NORCO ASSOCIATES
                                   RIDGE CARLTON ASSOCIATES LIMITED PARTNERSHIP
                                   RIVER LOFT APARTMENTS LIMITED PARTNERSHIP
                                   RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP
                                   SCOTCH ASSOCIATES LIMITED PARTNERSHIP
                                   SCOTCH LANE ASSOCIATES
                                   STANDART WOODS ASSOCIATES LIMITED PARTNERSHIP WEST LAKE ARMS LIMITED PARTNERSHIP
                                   WYNTRE BROOK ASSOCIATES
Russell, Thompson,
  Butler & Houston
                                   CHESTERFIELD HOUSING ASSOCIATES
                                   COMMUNITY DEVELOPERS OF PRINCEVILLE
                                   EASTCOURT VILLAGE PARTNERS
                                   EUSTIS APARTMENTS, LTD
                                   GROVE PARK VILLAS LTD
                                   HEMINGWAY HOUSING ASSOCIATES
                                   HIGHLANDS VILLAGE II
                                   HOUSING ASSISTANCE OF MOUNT DORA, LTD.
                                   HOUSING ASSISTANCE OF ORANGE CITY, LTD.
                                   HOUSING ASSISTANCE OF SEBRING, LTD.
                                   HOUSING ASSISTANCE OF VERO BEACH, LTD.
                                   HURBELL I LIMITED PARTNERSHIP
                                   HURBELL IV LIMITED PARTNERSHIP
                                   LAKE WALES VILLAS LTD
                                   LAKEVIEW VILLAS, LTD.
                                   MCCOLL HOUSING ASSOCIATES
                                   MIAMI ELDERLY ASSOCIATES LIMITED
                                     PARTNERSHIP
                                   ORANGE CITY VILLAS II, LTD.
                                   PARKVIEW APARTMENTS
                                   PARKVIEW ARMS ASSOCIATES I LIMITED
                                     PARTNERSHIP
                                   PARKVIEW ARMS ASSOCIATES II LIMITED
                                     PARTNERSHIP
                                   PEPPERTREE VILLAGE OF AVON PARK, LTD.
                                   SOUTH HIAWASSEE VILLAGE, LTD.
                                   ST. GEORGE VILLAS
                                   THE MEADOWS APARTMENTS, LTD.
                                   TWIN GABLES ASSOCIATES LIMITED PARTNERSHIP
                                   UNITED HOUSING PARTNERS--CUTHBERT, LTD.
                                   UNITED HOUSING PARTNERS--ELMWOOD, LTD.
                                   UNITED HOUSING PARTNERS--MORRISTOWN, LTD.
                                   UNITED HOUSING PARTNERS--WELCH,LTD.
                                   VOA--NICOLLET TOWERS ASSOCIATES
                                   WOODSIDE VILLAS OF ARCADIA, LTD.

Sciarabba Walker & Co. LLP
                                   ABBOTT ASSOCIATES

Warady and Davis

                                   CHURCH STREET ASSOCIATES
                                   NEW VISTAS APARTMENTS ASSOCIATES
                                   NEW VISTAS APARTMENTS ASSOCIATES--PHASE II
                                   PALMER SQUARE APARTMENTS ASSOCIATES

                       INDEX OF 1995 AUDITORS' REPORTS

                                   PARKWAYS ASSOCIATES
                                   THE NORTH WASHINGTON PARK PARTNERSHIP
                                   THE OAK PARK PARTNERSHIP
                                   THE ROGERS PARK PARTNERSHIP

Ziner and Company, P.C.
                                   UNITED FRONT HOMES

Zinner & Co
                                   VISTULA HERITAGE VILLAGE

                             Independent Auditors' Report




Partners
Caroline Associates I
St. Louis, Missouri

We have audited the accompanying statement of financial position of CAROLINE ASSOCIATES I, A Limited Partnership, FHA Project No. 085-35310, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CAROLINE ASSOCIATES I, A Limited Partnership, FHA Project No. 085-35310, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern. As discussed in Note G to the financial statements, the Partnership has suffered recurring losses from operations and in January 1993, the Partnership defaulted on its mortgage obligation. The Partnership is currently operating under a provisional workout arrangement with the Department of Housing and Urban Development. These conditions raise substantial doubt about the Partnership's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anders, Minkler & Diehl LLP



February 9, 1996

                             Independent Auditors' Report




Partners
Columbus Square Associates I
St. Louis, Missouri

We have audited the accompanying statement of financial position of COLUMBUS SQUARE ASSOCIATES I, A Limited Partnership, FHA Project No. 085-35313, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COLUMBUS SQUARE ASSOCIATES I, A Limited Partnership, FHA Project No. 085-35313, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern. As discussed in Note F to the financial statements, the Partnership has suffered recurring losses from operations and in February 1993, the Partnership defaulted on its mortgage obligation. The Partnership is currently operating under a provisional workout arrangement with the Department of Housing and Urban Development. These conditions raise substantial doubt about the Partnership's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anders, Minkler & Diehl LLP



February 13, 1996

                             Independent Auditors' Report




Partners
Columbus Square Associates II
St. Louis, Missouri

We have audited the accompanying statement of financial position of COLUMBUS SQUARE ASSOCIATES II, A Limited Partnership, FHA Project No. 085-35337, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Columbus Square Associates II, A Limited Partnership, FHA Project No. 085-35337, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern. As discussed in Note H to the financial statements, the Partnership has suffered recurring losses from operations and in January 1993, the Partnership defaulted on its mortgage obligation. The Partnership is currently operating under a provisional workout arrangement with the Department of Housing and Urban Development. These conditions raise substantial doubt about the Partnership's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anders, Minkler & Diehl LLP



February 13, 1996

                             Independent Auditors' Report




Partners
Pershing Waterman Phase I
St. Louis, Missouri

We have audited the accompanying statement of financial position of PERSHING WATERMAN PHASE I, A Limited Partnership, FHA Project No. 085-35259, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PERSHING WATERMAN PHASE I, A Limited Partnership, FHA Project No. 085-35259, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern. As discussed in Note F to the financial statements, the Partnership has suffered recurring losses from operations and in January 1993, the Partnership defaulted on its mortgage obligation. The Partnership is currently operating under a provisional workout arrangement with the Department of Housing and Urban Development. These conditions raise substantial doubt about the Partnership's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anders, Minkler & Diehl LLP



February 9, 1996

                             Independent Auditors' Report




Partners
PW III Associates
St. Louis, Missouri

We have audited the accompanying statement of financial position of PW III ASSOCIATES, A Limited Partnership, FHA Project No. 085-35291, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PW III ASSOCIATES, A Limited Partnership, FHA Project No. 085-35291, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

/s/ Anders, Minkler & Diehl LLP



February 9, 1996

                             Independent Auditors' Report




Partners
PW IV Associates
St. Louis, Missouri

We have audited the accompanying statement of financial position of PW IV ASSOCIATES, A Limited Partnership, FHA Project No. 085-35307, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PW IV ASSOCIATES, A Limited Partnership, FHA Project No. 085-35307, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern. As discussed in Note G to the financial statements, the Partnership has suffered recurring losses from operations and total liabilities exceed total assets by $613,931 at December 31, 1995. These conditions raise substantial doubt about the Partnership's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anders, Minkler & Diehl LLP


February 13, 1996

                             Independent Auditors' Report




Partners
PW V Associates
St. Louis, Missouri

We have audited the accompanying statement of financial position of PW V ASSOCIATES, A Limited Partnership, FHA Project No. 085-35324, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PW V ASSOCIATES, A Limited Partnership, FHA Project No. 085-35324, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern. As discussed in Note H to the financial statements, the Partnership has suffered recurring losses from operations and in January 1990, the Partnership defaulted on its mortgage obligation. The Partnership is currently operating under a provisional workout arrangement with the Department of Housing and Urban Development. These conditions raise substantial doubt about the Partnership's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anders, Minkler & Diehl LLP



February 13, 1996

                             Independent Auditors' Report




Partners
PW VI Associates
St. Louis, Missouri

We have audited the accompanying balance sheet of PW VI ASSOCIATES, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' capital (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PW VI ASSOCIATES, A Limited Partnership, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern. As discussed in Note I to the financial statements, the Partnership has suffered recurring losses from operations and total liabilities exceed total assets by $7,845,164 at December 31, 1995. These conditions raise substantial doubt about the Partnership's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anders, Minkler & Diehl LLP



February 20, 1996

                             Independent Auditors' Report




Partners
Savoy Court Associates
St. Louis, Missouri

We have audited the accompanying statement of financial position of SAVOY COURT ASSOCIATES, A Limited Partnership, FHA Project No. 085-35353, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SAVOY COURT ASSOCIATES, A Limited Partnership, FHA Project No. 085-35353, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern. As discussed in Notes B and H to the financial statements, the Partnership has suffered recurring losses from operations and in August 1988, the Partnership defaulted on its mortgage obligation. The Partnership is operating without an alternative mortgage arrangement with the Department of Housing and Urban Development and therefore the entire mortgage obligation of $2,199,318 has been classified in current liabilities as of December 31, 1995. These conditions raise substantial doubt about the Partnership's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anders, Minkler & Diehl LLP



February 9, 1996

                             Independent Auditors' Report




Partners
Wigar, Ltd.
St. Louis, Missouri

We have audited the accompanying statement of financial position of WIGAR, LTD., A Limited Partnership, FHA Project No. 085-35275, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WIGAR, LTD., A Limited Partnership, FHA Project No. 085-35275, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Anders, Minkler & Diehl LLP



February 9, 1996

                                                     [Letterhead]







                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Brookview Apartments Company Limited        15 South 20th Street
Washington, D.C.                            Daniel Building
                                            Birmingham, AL


    We have audited the accompanying balance sheet of Brookview Apartments Company Limited (a Limited Partnership), FHA Project No. 062-44044-LD, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Brookview Apartments Company Limited as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Brookview Apartments Company Limited's internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Brookview Apartments Company Limited
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

    As required by the U.S. Department of Housing and Urban Development, we confirm to you that our firm meets the licensing requirements imposed by the State of Alabama on firms practicing in that state as certified public accountants.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                      [Letterhead]





                             Independent Auditors' Report



To the Partners of
Clover Ridge East Limited Partnership


    We have audited the accompanying statements of financial position of Clover Ridge East Limited Partnership (an Illinois Limited Partnership) as of December 31, 1995 and 1994, and the related statements of profit and loss, partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards, among other items, require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clover Ridge East Limited Partnership at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
February 22, 1996                      Certified Public Accountants

                                                 [Letterhead]



                            Independent Auditors' Report


To the Partners of                          HUD Field Office Director
Colony Apartments Company Limited           15 South 20th Street
Washington, D.C.                            Daniel Building
                                            Birmingham, AL


    We have audited the accompanying balance sheet of Colony Apartments Company Limited (a Limited Partnership), FHA Project No. 062-44049-LD, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Colony Apartments Company Limited as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Colony Apartments Company Limited's internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Colony Apartments Company Limited
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

    As required by the U.S. Department of Housing and Urban Development, we confirm to you that our firm meets the licensing requirements imposed by the State of Alabama on firms practicing in that state as certified public accountants.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                      [Letterhead]





                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
East Hampton Limited Partnership            Atlanta Regional Office
Washington, D.C.                            75 Spring Street, S.W.
                                            Atlanta, Georgia


    We have audited the accompanying balance sheet of East Hampton Limited Partnership (a Limited Partnership), FHA Project No. 061-44122-LDP, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of East Hampton Limited Partnership as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of East Hampton Limited Partnership's internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

East Hampton Limited Partnership
Page Two



    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                      [Letterhead]




                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Edgewood II Associates                      75 Spring Street, S.W.
Washington, D.C.                            Atlanta, Georgia



    We have audited the accompanying balance sheet of Edgewood II Associates (a Limited Partnership), FHA Project No. 061-35371-PM-SR-L8, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Edgewood II Associates as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Edgewood II Associates's internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Edgewood II Associates
Page Two

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                     [Letterhead]





                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Fairburn and Gordon Associates, Phase I     75 Spring Street, S.W.
Washington, D.C.                            Atlanta, Georgia


    We have audited the accompanying balance sheet of Fairburn and Gordon Associates, Phase I (a Limited Partnership), FHA Project No. 061-44005-LDP, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Fairburn and Gordon Associates, Phase I as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Fairburn and Gordon Associates, Phase I's internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs, specific requirements applicable to Affirmative Fair Housing and specific requirements applicable to nonmajor HUD program transactions.

Fairburn and Gordon Associates, Phase I
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                      [Letterhead]





                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Fairburn and Gordon Associates, Phase II    75 Spring Street, S.W.
Washington, D.C.                            Atlanta, Georgia


    We have audited the accompanying balance sheet of Fairburn and Gordon Associates, Phase II (a Limited Partnership), FHA Project No. 061-44092-LDP, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Fairburn and Gordon Associates, Phase II as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Fairburn and Gordon Associates, Phase II's internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs, specific requirements applicable to Affirmative Fair Housing and specific requirements applicable to nonmajor HUD program transactions.

Fairburn and Gordon Associates, Phase II
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                     [Letterhead]





                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Laing Village                               Strom Thurmond Building
Washington, D.C.                            1835-45 Assembly Street
                                            Columbia, South Carolina


    We have audited the accompanying balance sheet of Laing Village (a Limited Partnership), FHA Project No. 054-35339-L8, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Laing Village as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Laing Village's internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Laing Village
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                     [Letterhead]




                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Oakland City/West End Associates, Ltd.      75 Spring Street, S.W.
Washington, D.C.                            Atlanta, Georgia


    We have audited the accompanying balance sheet of Oakland City/West End Associates, Ltd. (a Limited Partnership), FHA Project No. 061-35285-PM-SR-L8, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Oakland City/West End Associates, Ltd. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Oakland City/West End Associates, Ltd.'s internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Oakland City/West End Associates, Ltd.
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                      [Letterhead]





                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Orangeburg Manor                            Strom Thurmond Building
Washington, D.C.                            1835-45 Assembly Street
                                            Columbia, South Carolina


    We have audited the accompanying balance sheet of Orangeburg Manor (a Limited Partnership), FHA Project No. 054-35347-PM-L8, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Orangeburg Manor as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Orangeburg Manor's internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Orangeburg Manor
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                     [Letterhead]





                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Pleasant Valley Apartments, Ltd.            P.O. Box 9163
Washington, D.C.                            San Antonio, Texas



    We have audited the accompanying balance sheet of Pleasant Valley Apartments, Ltd. (a Limited Partnership), FHA Project No. 115-35225-PM-L8, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Pleasant Valley Apartments, Ltd. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Pleasant Valley Apartments, Ltd.'s internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Pleasant Valley Apartments, Ltd.
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                       [Letterhead]




                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Sandy Springs Associates, Ltd.              75 Spring Street, S.W.
Washington, D.C.                            Atlanta, Georgia



    We have audited the accompanying balance sheet of Sandy Springs Associates, Ltd. (a Limited Partnership), FHA Project No. 061-35250-PM-L8, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Sandy Springs Associates, Ltd. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Sandy Springs Associates, Ltd.'s internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Sandy Springs Associates, Ltd.
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 25, 1996                       Certified Public Accountants

                                                      [Letterhead]




                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Tiffany Rehab Associates                    St. Louis, Missouri
St. Louis, Missouri


    We have audited the accompanying balance sheet of Tiffany Rehab Associates (a Missouri Limited Partnership), FHA Project No. 085-35297-PM-SR-PR-L8, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tiffany Rehab Associates as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 22, 1996, on our consideration of Tiffany Rehab Associates's internal control structure, and reports dated February 22, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Tiffany Rehab Associates
Page Two


    Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLP
February 22, 1996                      Certified Public Accountants

                                                       [Letterhead]





                             Independent Auditors' Report


To the Partners of                          HUD Field Office Director
Village Green Apartments Company Limited    Daniel Building
Washington, D.C.                            15 South 20th Street
                                            Birmingham, AL


    We have audited the accompanying balance sheet of Village Green Apartments Company Limited (a Limited Partnership), FHA Project No. 062-44057-LD, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Village Green Apartments Company Limited as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Village Green Apartments Company Limited's internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs, specific requirements applicable to Affirmative Fair Housing and specific requirements applicable to nonmajor HUD program transactions.

Village Green Apartments Company Limited
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

    As required by the U.S. Department of Housing and Urban Development, we confirm to you that our firm meets the licensing requirements imposed by the State of Alabama on firms practicing in that state as certified public accountants.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                      [Letterhead]






                             Independent Auditors' Report




To the Partners of                          HUD Field Office Director
Vineville Towers Associates, Ltd.           75 Spring Street, S.W.
Washington, D.C.                            Atlanta, Georgia


    We have audited the accompanying balance sheet position of position Vineville Towers Associates, Ltd. (a Limited Partnership), FHA Project No. 061-35248-PM-WAH-L8, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Vineville Towers Associates, Ltd. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Vineville Towers Associates, Ltd.'s internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs, specific requirements applicable to Affirmative Fair Housing and specific requirements applicable to nonmajor HUD program transactions.

Vineville Towers Associates, Ltd.
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

                                                      [Letterhead]






                             Independent Auditors' Report



To the Partners of                          HUD Field Office Director
Westgate Apartments                         75 Spring Street, S.W.
Washington, D.C.                            Atlanta, Georgia


    We have audited the accompanying balance sheet of Westgate Apartments (a Limited Partnership), FHA Project No. 061-33349-PM-PAH-L8, as of December 31, 1995, and the related statements of profit and loss (HUD Form 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards, among other items, require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly in all material respects the financial position of Westgate Apartments as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards and the "Consolidated
Audit Guide for Audits of HUD Programs" issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 19, 1996, on our consideration of Westgate Apartments's internal control structure, and reports dated January 19, 1996, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing.

Westgate Apartments
Page Two


    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information, as referred to in the table of contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, the additional information is fairly stated in all material respects in relation to the financial statements taken as a whole.




                                       /s/ Dauby O'Connor & Zaleski, LLC


Indianapolis, Indiana                  Dauby O'Connor & Zaleski, LLC
January 19, 1996                       Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

To the Partners of
  The Partnerships listed in Appendix 1-95

We have audited the accompanying statement of financial position (or balance sheet) of each Partnership listed in Appendix 1-95, as of December 31, 1995, and each of the related statements of profit and loss (or statements of operations), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of each of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each Partnership listed in Appendix 1-95, at December 31, 1995, and the results of each of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia

(See Appendix 1-95 for date of
each Partnership's report)

                             Appendix 1-95

Partnership                                                Report Date
-----------                                                -----------

107-145 West 135th Street Associates                       February 7, 1996
Algonquin Tower Limited Partnership                        February 5, 1996
All Hallows Associates                                     January 31, 1996
Anglers Manor Associates                                   February 8, 1996
Antioch Apartments, Ltd.                                   February 5, 1996
Arvada House Associates                                    January 30, 1996
Audobon Park Associates                                    January 24, 1996
Baldwin Oaks Elderly, Ltd.                                 February 12, 1996
Basswood Manor Limited Partnership                         January 25, 1996
Bayview Hunters Point Apartments                           January 30, 1996
Bensalem Gardens Associates                                February 11, 1996
Berkley Limited Partnership                                February 7, 1996
Bloomsburg Elderly Associates                              February 3, 1996
Briarwood Apartments                                       January 31, 1996
Brightwood Manor Associates                                January 31, 1996
Brinton Manor No. 1 Associates                             January 16, 1996
Brinton Towers Associates                                  February 6, 1996
Brookside Apartments Associates                            January 31, 1996
Buena Vista Apartments, Ltd.                               January 20, 1996
Cabell Associates of Lakeview                              January 25, 1996
California Square Limited Partnership                      January 22, 1996
California Square II Limited Partnership                   January 23, 1996
Campbell Heights Associates                                February 5, 1996
Canterbury Gardens Associates                              February 6, 1996
Capital Park Limited Partnership                           January 18, 1996
Caroline Arms Limited Partnership                          January 31, 1996
Center Square Associates                                   January 25, 1996
Chapel NDP                                                 February 6, 1996
Clay Courts Associates                                     January 10, 1996
College Heights                                            January 22, 1996
College Park Apartments                                    February 15, 1996
College Park Associates                                    February 13, 1996
Community Developers of High Point                         January 27, 1996
Congress Park Associates II                                January 15, 1996
Copperwood Limited                                         February 2, 1996
Copperwood II Limited                                      February 7, 1996
Cypress Gardens, Limited                                   January 22, 1996
Darby Townhouses Associates                                January 22, 1996
Darbytown Development Associates                           January 22, 1996
Delcar - S, Ltd.                                           January 16, 1996
Delcar - T, Ltd.                                           January 25, 1996
DIP Limited Partnership                                    January 19, 1996
DIP Limited Partnership - II                               January 30, 1996
DIP Limited Partnership III                                January 31, 1996
Discovery Limited Partnership                              February 1, 1996
Doral Gardens Associates                                   February 9, 1996
Duquesne Associates No. 1                                  January 12, 1996
Edmond Estates Limited Partnership                         January 17, 1996
Elden Limited Partnership                                  January 30, 1996

                                Apppendix 1-95

Partnership                                                Report Date
-----------                                                -----------

Esbro Limited Partnership                                  January 14, 1996
Fairmont #1 Limited Partnership                            January 26, 1996
Fairmont #2 Limited Partnership                            February 8, 1996
Fairview Homes Associates                                  January 23, 1996
Federal Square Village                                     January 31, 1996
Field Associates                                           February 3, 1996
Forest Green Limited Partnership                           January 24, 1996
Forest Park Elderly Associates                             February 7, 1996
Forrester Gardens, Ltd.                                    January 10, 1996
Fort Carson Associates                                     January 15, 1996
Foxwood Manor Associates                                   February 15, 1996
Franklin Chapel Hill Associates                            February 5, 1996
Franklin Eagle Rock Associates                             February 15, 1996
Franklin Park Limited Partnership                          January 30, 1996
Franklin Pheasant Ridge Associates                         February 14, 1996
Friendset Housing Company                                  February 21, 1996
Frio Housing, Ltd.                                         February 2, 1996
G.W. Carver Limited                                        January 24, 1996
Galion Limited Partnership                                 January 25, 1996
Garfield Hill Associates                                   February 6, 1996
Gateway Village Associates                                 January 18, 1996
Gladys Hampton Houses Associates                           February 6, 1996
Golden Apartments I                                        January 31, 1996
Golden Apartments II                                       February 8, 1996
Grandview Apartments                                       January 16, 1996
Greater Mount Calvary Terrace, Ltd.                        January 15, 1996
Greater Richmond Community Development Corp. I
   and Associates                                          February 5, 1996
Greater Richmond Community Development Corp. II
   and Associates                                          January 26, 1996
Griffith Limited Partnership                               January 17, 1996
Gulfway Limited Partnership                                January 18, 1996
H.R.H. Properties, Ltd.                                    February 5, 1996
Hamilton Heights Associates                                February 14, 1996
Harold House Limited Partnership                           January 30, 1996
Hickory Ridge Associates, Ltd.                             February 2, 1996
Hillcrest Green Apartments, Ltd.                           January 11, 1996
Hilltop Limited Partnership                                January 19, 1996
Hudson Terrace Associates                                  January 31, 1996
Hurbell II Limited Partnership                             January 20, 1996
Hurbell III Limited Partnership                            January 20, 1996
Indian Valley I Limited Partnership                        January 24, 1996
Indian Valley II Limited Partnership                       January 26, 1996
Indian Valley III Limited Partnership                      January 25, 1996
Ingram Square Apartments, Ltd.                             January 25, 1996
Jamestown Village Associates                               January 25, 1996
Jersey Park Associates                                     January 17, 1996
JFK Associates                                             February 15, 1996
Johnston Square Associates                                 January 15, 1996

                              Appendix 1-95

Partnership                                                Report Date
-----------                                                -----------

JVL 16 Associates                                          January 18, 1996
Kennedy Homes Limited Partnership                          January 17, 1996
Key Parkway West Associates                                January 24, 1996
Kimberly Associates Limited Partnership                    January 15, 1996
La Salle Apartments                                        February 5, 1996
Lafayette Manor Associates                                 February 9, 1996
Lafayette Towne Elderly, Ltd.                              January 17, 1996
Lafayette Towne Family, Ltd.                               January 25, 1996
Lake Forest Apartments                                     January 19, 1996
Las Americas Housing Associates                            January 30, 1996
Lassen Associates                                          February 2, 1996
Laurel Gardens                                             January 31, 1996
Lewisburg Associates                                       January 29, 1996
Lewisburg Elderly Associates                               February 6, 1996
Lincmar Associates                                         January 26, 1996
Lincoln Park Associates                                    February 7, 1996
Lock Haven Elderly Associates                              February 12, 1996
Lock Haven Gardens Associates                              January 29, 1996
Loring Towers Apartments Limited Partnership               January 18, 1996
M & P Development Company                                  January 31, 1996
Mayfair Manor Limited Partnership                          January 16, 1996
Meadowood Associates III, Ltd.                             January 18, 1996
Meadows Apartments Limited Partnership                     February 5, 1996
Meadows East Apartments Limited Partnership                January 29, 1996
Menlo Limited Partnership                                  January 11, 1996
Mill Street Associates                                     February 1, 1996
Miramar Housing Associates                                 January 29, 1996
Montblanc Housing Associates                               January 31, 1996
Morrisania Towers Housing Company                          January 31, 1996
Moss Gardens Ltd.                                          February 1, 1996
Murphy Blair Associates III                                February 7, 1996
National Housing Partnership RESI Associates I             March 18, 1996
New Lake Village Apartments                                January 26, 1996
New West 111th Street Housing Company                      February 12, 1996
Newton Hill Limited Partnership                            January 24, 1996
Northgate Village Limited Partnership                      January 19, 1996
Northlake Terrace Associates                               January 26, 1996
Northwest Terrace Associates                               February 19, 1996
Oakland Village Townhouse Associates                       February 12, 1996
Ocala Place, Ltd.                                          January 31, 1996
One Lytle Place                                            February 20, 1996
One West Conway Associates                                 February 7, 1996
Orange Village Associates                                  January 31, 1996
Palm House Limited Partnership                             January 30, 1996
Park Avenue West I Limited Partnership                     January 31, 1996
Park Avenue West II Limited Partnership                    January 26, 1996
Place One Limited Partnership                              February 13, 1996
Point West Limited Partnership                             January 31, 1996
Portfolio Properties Two Associates                        March 2, 1996

                                  Appendix 1-95

Partnership                                                Report Date
-----------                                                -----------

Portfolio Properties Five Associates                       March 4, 1996
Portfolio Properties Six Associates                        March 6, 1996
Portfolio Properties Twelve Associates                     March 22, 1996
Portland Plaza Partnership                                 January 24, 1996
Portner Place Associates                                   January 25, 1996
Post Street Associates                                     February 6, 1996
Pueblo Apartments Associates, Ltd.                         January 22, 1996
RI-15 Limited Partnership                                  February 9, 1996
Richlieu Associates                                        February 20, 1996
Riverview II Associates                                    January 17, 1996
Rockwell Limited Partnership                               January 17, 1996
Rolling Meadows Of Ada, Ltd.                               January 15, 1996
Ruffin Road Associates                                     February 7, 1996
Rutherford Park Townhouses Associates                      February 1, 1996
San Jose Limited Partnership                               January 13, 1996
San Juan Del Centro Limited Partnership                    January 24, 1996
Sherman Terrace Associates                                 January 31, 1996
Shoreview Apartments                                       February 1, 1996
Site 10 Community Alliance Associates                      January 26, 1996
SNI Development Company                                    February 5, 1996
Southmont Apartments                                       February 5, 1996
Southward Limited Partnership                              January 19, 1996
Spruce Limited Partnership                                 February 10, 1996
Spruce Palm Limited Partnership                            March 11, 1996
Stafford Apartments                                        January 26, 1996
Stock Island Limited Partnership                           February 16, 1996
Storey Manor Associates                                    January 30, 1996
Strawbridge Square Associates Limited Partnership          February 7, 1996
Summersong Townhouses Limited Partnership                  January 25, 1996
Sunset Plaza Apartments                                    January 18, 1996
Timuquana Park Associates                                  January 18, 1996
Tinker Creek Limited Partnership                           January 15, 1996
Town North                                                 January 17, 1996
Townview Towers I Partnership, Ltd.                        February 11, 1996
Treeslope Apartments Associates                            January 26, 1996
Trinity Towers - 14th Street Associates, Ltd.              February 18, 1996
United House Associates                                    February 9, 1996
United Housing Partners - Carbondale, Ltd.                 February 10, 1996
United Redevelopment Associates                            January 27, 1996
University Plaza Associates                                February 14, 1996
Vantage 78                                                 February 16, 1996
Villa De Guadalupe Associates                              January 11, 1996
Village Circle Apartments, Ltd.                            February 1, 1996
Village Green Limited Partnership                          January 19, 1996
Vistas De San Juan Associates                              January 25, 1996
Waico Apartments Associates                                January 17, 1996
Waico Phase II Associates                                  January 30, 1996
Walden Oaks Associates                                     February 10, 1996
Walmsley Terrace Associates                                January 20, 1996

                                 Appendix 1-95

Partnership                                                Report Date
-----------                                                -----------

Walnut Hills Associates, Ltd.                              January 26, 1996
Washington Manor Limited Partnership                       February 5, 1996
Waters Towers Associates                                   January 15, 1996
Whitefield Place, Ltd.                                     January 26, 1996
Woodmark Limited Partnership                               January 24, 1996
Yadkin Associates                                          January 15, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  The Partnerships listed in Appendix 2-95

We have audited the accompanying statements of financial position (or balance sheet) of each Partnership listed in Appendix 2-95, as of December 31, 1995 and 1994, and each of the related statements of operations (or statements of profit and loss or statements of revenue and expenses), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of each of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each Partnership listed in Appendix 2-95, at December 31, 1995 and 1994, and the results of each of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia

(See Appendix 2-95 for date of
each Partnership's report)

                                   Appendix 2-95

Partnership                                                Report Date
-----------                                                ------------

Allentown Towne House Limited Partnership                  January 25, 1996
Baldwin Towers Associates                                  January 31, 1996
Cumberland Court Associates                                January 31, 1996
Fairwood Associates                                        February 7, 1996
Hillside Village Associates                                February 8, 1996
Hilltop Apartments Associates                              January 23, 1996
Hopkins Renaissance Associates                             February 14, 1996
La Vista Associates                                        February 8, 1996
Maple Hill Associates                                      February 3, 1996
Merced Commons I                                           January 30, 1996
Merced Commons II                                          January 23, 1996
Montblanc Garden Apartments Associates                     February 9, 1996
River Front Apartments Limited Partnership                 January 31, 1996
River Woods Associates                                     January 30, 1996
Sencit Towne House Limited Partnership                     January 25, 1996
Sunrise Associates                                         January 27, 1996
Susquehanna View Limited Partnership                       January 17, 1996
United Handicap Federation Apartment Associates            February 8, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Central Village Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Central Village Associates, A Limited Partnership, FHA Project No. 112-55037-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Central Village Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that Central Village Associates will continue as a going concern. As discussed in
Note 10, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Additionally, the Partnership has not made any of its required monthly debt service payments since September, 1991. The general partners' plans in regard to these matters are described in Note 10. The financial statements referred to above do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 17, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Cheek Road Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Cheek Road Limited Partnership, A Limited Partnership, FHA Project No. 053-44059-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Cheek Road Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Cheek Road Limited Partnership will continue as a going concern. As discussed in
Note 11, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 15, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
   Darby Townhouses Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Darby Townhouses Limited Partnership, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Darby Townhouses Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to obtain, through distributions from its Local Partnership or other financing sources, sufficient cash flows to meet its obligations and sustain its operations.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 6, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
    Doral Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Doral Limited Partnership, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Doral Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to obtain, through distributions from its Local Partnerships or other financing sources, sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regards to these matters are also described in Note 7. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 12, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
  Eastman Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Eastman Associates, A Limited Partnership, FHA Project No. 033-32009-PM-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Eastman Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Eastman Associates will continue as a going concern. As discussed in Note 10, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations, maintain long-term financing, and sustain its operations. Management's plans in regard to these matters are also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 29, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Fairmeadows Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Fairmeadows Limited Partnership, A Limited Partnership, FHA Project No. 112-44006-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Fairmeadows Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Fairmeadows Limited Partnership will continue as a going concern. As discussed in Note 5, a condition exists which raises substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay principal and interest obligations under its deferred acquisition note or negotiate further amendments of the terms of the note. Management's plans in regard to this matter are also described in Note
5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 20, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Franklin Ridgewood Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Franklin Ridgewood Associates, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin Ridgewood Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Franklin Ridgewood Associates will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern. Management's plans in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 15, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Franklin Woods Associates
Washington, D.C.


We have audited the accompanying combined statement of financial position of Franklin Woods Associates, A Limited Partnership, and controlled entity as of December 31, 1995, and the related combined statements of profit and loss, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Franklin Woods Associates and controlled entity at December 31, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 23, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Green Mountain Manor Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Green Mountain Manor Limited Partnership, A Limited Partnership, FHA Project No. 101-44003-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Green Mountain Manor Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Green Mountain Manor Limited Partnership will continue as a going concern. As discussed in Note 5, a condition exists which raises substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay the principal and interest obligations under its

Green Mountain Manor Limited Partnership
Page 2


deferred acquisition note or negotiate further amendments of the terms of the note. Managements' plans in regard to this matter are described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 19, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Hamilton Gardens, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Hamilton Gardens, Ltd., A Limited Partnership, FHA Project No. FL-29-0042-001, as of August 7, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the period from January 1, 1995 to August 7, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Hamilton Gardens, Ltd. at August 7, 1995, and the results of its operations and its cash flows for the period from January 1, 1995 to August 7, 1995 in conformity with generally accepted accounting principles.

As discussed in Note 5, the property owned by the Partnership was sold by court order, pursuant to foreclosure proceedings. Title passed to the new owners on August 8, 1995. The financial statements referred to above do not include any adjustments relating to this event.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
September 7, 1995

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Hatillo Housing Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Hatillo Housing Associates, A Limited Partnership, FHA Project No. 056-35092-LD-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Hatillo Housing Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming Hatillo Housing Associates will continue as a going concern. As discussed in Note 11, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
San Juan, Puerto Rico
February 28, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  JVL Limited
Washington, D.C.


We have audited the accompanying statement of financial position of JVL Limited, A Limited Partnership, FHA Project No. 085-35197-PM-SR-PR-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of JVL Limited at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that JVL Limited will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to respond positively on its HUD Physical Inspection report and to generate sufficient cash flows to meet its obligations and sustain its operations. The financial statements referred to above do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 15, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  JVL 18 Associates
Washington, D.C.


We have audited the accompanying statement of financial position of JVL 18 Associates, A Limited Partnership, FHA Project No. 085-35279-PM-SR-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of JVL 18 Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that JVL 18 Associates will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to respond positively on their HUD Physical Inspection report and to generate sufficient cash flows to meet its obligations and sustain its operations. The financial statements referred to above do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 20, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  JVL 19 Associates
Washington, D.C.


We have audited the accompanying statement of financial position of JVL 19 Associates, A Limited Partnership, FHA Project No. 085-35293-PM-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of JVL 19 Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that JVL 19 Associates will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Additionally, the Partnership has not made any of its required monthly debt service payments since September 1, 1990. The general partner's plans in regard to these matters are described in Note 8. The financial statements referred to above do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 23, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Langenheim Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Langenheim Associates, A Limited Partnership, FHA Project No. 033-32008 NP-EC-R-PAH-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Langenheim Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Langenheim Associates will continue as a going concern. As discussed in Note 10, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 31, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Leyden Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Leyden Limited Partnership, A Limited Partnership, FHA Project No. 023-44091-LDC, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Leyden Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Leyden Limited Partnership will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 14, 1996

 INDEPENDENT AUDITORS' REPORT


To the Partners of
  Maple Park East Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Maple Park East Limited Partnership, A Limited Partnership, FHA Project No. 101-44063-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Maple Park East Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Maple Park East Limited Partnership will continue as a going concern. As discussed in Note 5, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay the principal and interest obligations under its deferred acquisition note or negotiate further amendments of the terms of the note. Managements' plans in regard to these matters are described in Note 5. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 1, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Maple Park West Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Maple Park West Limited Partnership, A Limited Partnership, FHA Project No. 101-44062-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Maple Park West Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Maple Park West Limited Partnership will continue as a going concern. As discussed in Note 5, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay the principal and interest obligations under its deferred acquisition note or negotiate further amendments of the terms of the note. Managements' plans in regard to this matter is described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 1, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Meadowood Associates, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Meadowood Apartments - Phase I, FHA Project No. 052-44019-LDP (a project owned by Meadowood Associates, Ltd., A Limited Partnership), as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadowood Apartments - Phase I at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Meadowood Apartments - Phase I will continue as a going concern. As discussed in Note 6, conditions exist which raise substantial doubt about the ability of Meadowood Apartments - Phase I to continue as a going concern unless the Partners are able to pay the principal and interest obligations under a deferred acquisition note owed by the Partners or negotiate further amendments of the terms of the note and a related option to purchase the Partnership's project held by the Project's former owner. Management's plans in regard to these matters are described in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 16, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Meadowood Associates, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Meadowood Apartments - Phase II, FHA Project No. 052-44081-LDP, (a project owned by Meadowood Associates, Ltd., A Limited Partnership), as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadowood Apartments - Phase II ( a project owned by Meadowood Associates, Ltd., A Limited Partnership) at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Meadowood Apartments - Phase II will continue as a going concern. As discussed in Note 6, conditions exist which raise substantial doubt about the ability of Meadowood Apartments - Phase II to continue as a going concern unless the Partners are able to pay the principal and interest obligations under a deferred acquisition note owed by the Partners or negotiate further amendments of the terms of the note and a related option to purchase the Partnership's project held by the Project's former owner. Managements' plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 14, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
    Meadowood Townhouses I Limited Partnership
Washington, D.C.

 We have audited the accompanying statement of financial position of Meadowood Townhouses I Limited Partnership, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadowood Townhouses I Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Notes 3 and 8, the Partnership has deferred acquisition notes payable totaling $2,764,623, plus accrued interest of $3,088,491, which are due on April 15, 1996 and the Partnership's operations generate negative cash flows. These conditions raise substantial doubt as to the ability of the Partnership to continue as a going concern. Management's plans in regard to these matters are also described in Notes 3 and 8. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 27, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
    Meadowood Townhouses III
    Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Meadowood Townhouses III Limited Partnership, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Meadowood Townhouses III Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to obtain sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 8. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 29, 1996

Independent Auditors' Report



To The Partners of
   National Housing Partnership Realty Fund I
Washington, D.C.


We have audited the accompanying statements of financial position of National Housing Partnership Realty Fund I (the Partnership) as of December 31, 1995 and 1994, and the related statements of operations, partners' equity (deficit), and cash flows for each of the three years in the period ended December 31, 1995, and the supporting schedule listed in the Index at Item
14. These financial statements and schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits. We did not audit the financial statements of Hurbell IV Limited Partnership and Gates Mills I Limited Partnership (investees of the Partnership) for the years ended December 31, 1995, 1994 and 1993. The Partnership's equity in the net assets of these investees has been reduced to zero in accordance with the equity method of accounting. The accompanying statement of operations includes $29,506 of revenue from distributions in excess of investment for these two investees for the year ended December 31, 1995. The financial statements do not include any equity, earnings or losses from these investees for the years ended December 31, 1994 and 1993. The financial statements of these investees were audited by other auditors whose reports thereon have been furnished to us, and our opinion, insofar as it relates to amounts included for these investees, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, such financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 1995 and 1994, and the results of its operations and cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles, and the schedule referred to above presents fairly, in all material respects, when read in conjunction with the related financial statements, the information therein set forth.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
March 11, 1996
Washington, D.C.

Independent Auditors' Report


To The Partners of
  National Housing Partnership Realty Fund Two
Washington, D.C.


We have audited the accompanying statements of financial position of National Housing Partnership Realty Fund Two (the Partnership) as of December 31, 1995 and 1994, and the related statements of operations, partners' deficit, and cash flows for each of the three years in the period ended December 31, 1995, and the supporting schedule listed in the Index at Item 14. These financial statements and schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits. We did not audit the financial statements of Hurbell I Limited Partnership, Kimberton Apartments Associates, Rodeo Drive Limited Partnership, and Windsor Apartments Associates Limited Partnership (investees of the Partnership) for the years ended December 31, 1995, 1994 and 1993, and we did not audit the financial statements for Park Avenue West I Limited Partnership and Park Avenue West II Limited Partnership for the year ended December 31, 1993. The Partnership's equity of $4,227,334 and $3,985,024 in the net assets of these investees as of December 31, 1995 and 1994, respectively, and of $257,939, $134,558 and $64,689 in the net income of these investees for the years ended December 31, 1995, 1994 and 1993, are included in the accompanying financial statements. The financial statements of these investees were audited by other auditors whose reports thereon have been furnished to us, and our opinion, insofar as it relates to amounts included for these investees, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, such financial statements present fairly, in all material respects, the financial position of National Housing Partnership Realty Fund Two as of December 31, 1995 and 1994, and the results of its operations and cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles, and the schedule referred to above presents fairly, in all material respects, when read in conjunction with the related financial statements, the information therein set forth.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
March 13, 1996
Washington, D.C.

Independent Auditors' Report



To The Partners of
  National Housing Partnership Realty Fund III
Washington, D.C.

We have audited the accompanying statements of financial position of National Housing Partnership Realty Fund III (the Partnership) as of December 31, 1995 and 1994, and the related statements of operations, partners' deficit, and cash flows for each of the three years in the period ended December 31, 1995, and the supporting schedule listed in the Index at Item 14. These financial statements and schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits. We did not audit the financial statements of Brunswick Village Limited Partnership for the years ended December 31, 1995 and 1994, and Brunswick Village Limited Partnership, Galion Limited Partnership, Indian Valley I Limited Partnership, Indian Valley II Limited Partnership, Indian Valley III Limited Partnership, and Newton Hill Limited Partnership (investees of the Partnership) for the year ended December 31, 1993. The Partnership's equity in the net assets of these investees has been reduced to zero at December 31, 1995 and 1994 in accordance with the equity method of accounting. The Partnership's share of net losses of these investees in the amounts of $13,066 and $47,504 for the years ended December 31, 1994 and 1993, respectively, are included in the accompanying financial statements. The financial statements of these investees were audited by other auditors whose reports thereon have been furnished to us, and our opinion, insofar as it relates to amounts included for these investees, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, such financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles, and the schedule referred to above presents fairly, in all material respects, when read in conjunction with the related financial statements, the information therein set forth.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
March 15, 1996
Washington, D. C.

Independent Auditors' Report



To The Partners of
   National Housing Partnership Realty Fund IV
Washington, D.C.


We have audited the accompanying statements of financial position of National Housing Partnership Realty Fund IV (the Partnership) as of December 31, 1995 and 1994, and the related statements of operations, partners' equity (deficit), and cash flows for each of the three years in the period ended December 31, 1995, and the supporting schedule listed in the Index at Item
14. These financial statements and schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of National Housing Partnership Realty Fund IV as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles, and the schedule referred to above presents fairly, in all material respects, when read in conjunction with the related financial statements, the information therein set forth.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
March 19, 1996
Washington, D.C.

INDEPENDENT AUDITORS' REPORT


To the Partners of
  New West 111th Street Two Associates
Washington, D.C.


We have audited the accompanying statement of financial position of New West 111th Street Two Associates, A Limited Partnership, FHA Project No. 012-57202-LD-EC-220-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of New West 111th Street Two Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that New West 111th Street Two Associates will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 22, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Olde Rivertown Venture
Washington, D.C.


We have audited the accompanying statement of financial position of Olde Rivertown Venture, A Limited Partnership, FHA Project No. 073-35082-PM, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Olde Rivertown Venture at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Olde Rivertown Venture will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations.
The Partnership defaulted on its mortgage, which was assigned to HUD on April 14, 1992, and has not made any of its required monthly deposits for insurance escrows or replacement reserves since August 1, 1990. The general partner's plans in regard to these matters are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 19, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Park Creek Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Park Creek Limited Partnership, A Limited Partnership, FHA Project No. 101-44111-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Park Creek Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Park Creek Limited Partnership will continue as a going concern. As discussed in
Note 2, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to renew or replace the Housing Assistance Contract which expires during 1996. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 15, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Pavilion Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Pavilion Associates, A Limited Partnership, FHA Project No. 034-44159-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Pavilion Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Pavilion Associates will continue as a going concern. As discussed in Note 4, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay the principal and interest obligations under its deferred acquisition note or negotiate further amendments of the terms of the note. Management's plans in regard to this matter are described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 18, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
    Portfolio Properties Three Associates
Washington, D.C.

We have audited the accompanying statement of financial position of Portfolio Properties Three Associates, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Three Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 7, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to obtain sufficient cash flows to meet its obligations and sustain its operations.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 4, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
    Portfolio Properties Seven Associates
Washington, D.C.

We have audited the accompanying statement of financial position of Portfolio Properties Seven Associates, A Limited Partnership, as of December 31, 1995 and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of Milliken Apartments Company, an investee of Portfolio Properties Seven Associates, which is accounted for by use of the equity method. The Partnership's equity of $1,159,000 in the net assets of Milliken Apartments Company at December 31, 1995, and of $91,000 of that entity's net income for the year ended December 31, 1995, are included in the accompanying financial statements. Those financial statements were audited by other auditors whose reports thereon have been furnished to us, and our opinion, insofar as it relates to amounts included for Milliken Apartments Company, is based solely upon the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Seven Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 6, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
    Portfolio Properties Eight Associates
Washington, D.C.

We have audited the accompanying statement of financial position of Portfolio Properties Eight Associates, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of Brookview Apartments Company Limited, Colony Apartments Company Limited, and Village Green Apartments Company Limited, investees of Portfolio Properties Eight Associates (collectively referred to as "these entities"), which are accounted for by use of the equity method. The Partnership's equity of $1,447,000 in the net assets of these entities at December 31, 1995, and of $48,000 of these entities' net income for the year ended December 31, 1995, are included in the accompanying financial statements. The financial statements of these entities were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to amounts included for these entities, is based solely upon the reports of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of the other auditors, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Eight Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 12, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
    Portfolio Properties Nine Associates
Washington, D.C.

We have audited the accompanying statement of financial position of Portfolio Properties Nine Associates, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of Penn Hall Associates Limited Partnership, Haines Associates Limited Partnership, and Monmouth Associates Limited Partnership, (collectively referred to as "these entities") investees of Portfolio Properties Nine Associates, which are accounted for by use of the equity method. The Partnership's equity of $776,000 in the net assets of these entities at December 31, 1995, and $16,000 of these entities' net loss for the year ended December 31, 1995, are included in the accompanying financial statements. The financial statements of these entities were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to amounts included for these entities is based solely upon the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of the other auditors, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Nine Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 13, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
    Portfolio Properties Ten Associates
Washington, D.C.

We have audited the accompanying statement of financial position of Portfolio Properties Ten Associates, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of Pendleton Riverside Apartments, Oreg. Ltd., an investee of Portfolio Properties Ten Associates which is accounted for by use of the equity method. The Partnership's equity of $256,000 in the net assets of Pendleton Riverside Apartment, Oreg. Ltd. at December 31, 1995, and $29,934 of that entity's net income for the year ended December 31, 1995, are included in the accompanying financial statements. The financial statements of Pendleton Riverside Apartments, Oreg. Ltd. were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for such entity is based solely upon the report of such other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of other auditors provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, such financial statements present fairly, in all material respects, the financial position of Portfolio Properties Ten Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 7, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Retirement Manor Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Retirement Manor Associates, A Limited Partnership, FHA Project No. 125-35074-PM, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Retirement Manor Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Retirement Manor Associates will continue as a going concern. As discussed in Note 9, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 2, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Royal Towers Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Royal Towers Limited Partnership, A Limited Partnership, FHA Project No. 084-44088, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Royal Towers Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Royal Towers Limited Partnership will continue as a going concern. As discussed in
Note 11, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 23, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Southridge Apartments Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Southridge Apartments Limited Partnership, A Limited Partnership, FHA Project No. 115-44017-LDP-SUP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Southridge Apartments Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Southridge Apartments Limited Partnership will continue as a going concern. As discussed in Note 5, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay principal and interest obligations under its deferred acquisition note or negotiate further amendments of the terms of the note. Management's plans in regard to these matters are also discussed in
Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 15, 1996

INDEPENDENT AUDITORS' REPORT

To the Partners of
     Spring Bright Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Spring Bright Limited Partnership, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of Brightwood Limited Partnership, an investee of Spring Bright Limited Partnership, which is accounted for by use of the equity method. The Partnership's share of Brightwood Limited Partnership's deficit is $627,875 at December 31, 1995, and it's share of that entity's net loss is $150,695 for the year ended December 31, 1995. However, as a result of the equity method of accounting for Brightwood Limited Partnership's operations, the Partnership's investment balance is carried at zero and its share of the loss for the year ended December 31, 1995 has not been recorded in the Partnership's statement of operations. The financial statements of Brightwood Limited Partnership were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to amounts included for such entity, is based solely upon the report of such other auditor.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, such financial statements present fairly, in all material respects, the financial position of Spring Bright Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 5, conditions exist which raise substantial doubt as to the ability of the Partnership to continue as a going concern unless it is able to obtain sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 5. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 11, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Spring Meadow Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Spring Meadow Limited Partnership, A Limited Partnership, FHA Project No. 023-44087-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Spring Meadow Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Spring Meadow Limited Partnership will continue as a going concern. As discussed in
Note 11, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 15, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Timberlake Apartments Limited
  Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Timberlake Apartments Limited Partnership, A Limited Partnership, FHA Project No. 113-44018, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Timberlake Apartments Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Timberlake Apartments Limited Partnership will continue as a going concern. As discussed in Note 5, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay the principal and interest obligations under its deferred acquisition note or negotiate further amendments of the terms of the note. Managements' plan in regard to this matter is described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 23, 1996

INDEPENDENT AUDITORS' REPORT


To the Owner of
  Trinity Apartments
Washington, D.C.


We have audited the accompanying statement of financial position of Trinity Apartments, a project wholly owned by National Housing Partnership Realty Fund IV, as of December 31, 1995, and the related statements of operations and owner's equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Trinity Apartments at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Trinity Apartments will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the project to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations.
The owners' plans in regard to these matters are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
March 18, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Village Park II
Washington, D.C.


We have audited the accompanying statement of financial position of Village Park II, A Limited Partnership, FHA Project No. 114-35213-PM, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Village Park II at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Village Park II will continue as a going concern. As discussed in Note 8, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless it is able to arrange a workout arrangement with HUD for its mortgage delinquencies. The general partner's plans in regard to these matters are described in Note 8. The financial statements referred to above do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 19, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  Wash-West Properties
Washington, D.C.


We have audited the accompanying statement of financial position of Wash-West Properties, A Limited Partnership, FHA Project No. 034-35217-PM-LD, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Wash-West Properties at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 2 to the financial statements, effective January 1, 1995, the Partnership corrected its method of computing accrued interest on the Redevelopment Authority promissory note.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
February 6, 1996

INDEPENDENT AUDITORS' REPORT


To the Partners of
  West Oak Village Limited
  Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of West Oak Village Limited Partnership, A Limited Partnership, FHA Project No. 118-44023, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of West Oak Village Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that West Oak Limited Partnership will continue as a going concern. As discussed in
Note 5, conditions exist which raise substantial doubt about the ability of the Partnership to continue as a going concern unless the Partnership is able to pay principal and interest obligations under its deferred acquisition note or negotiate further amendments of the terms of the note. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
McLean, Virginia
January 31, 1996

                                  [LETTERHEAD]


                             INDEPENDENT AUDITORS' REPORT



To the Partners
Buffalo Village Associates
Reston,  VA

We have audited the accompanying statement of financial position of Buffalo Village Associates, FHA Project No. 014-44035-LDP, (A Limited Partnership), as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Buffalo Village Associates, as of December 31, 1995, and the results of its operations, changes in partners' equity, and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 23, 1996, on our consideration of the Partnership's internal control structure, and reports dated February 23, 1996, on its compliance with laws and regulations, specific requirements applicable to major and nonmajor HUD programs, and specific requirements applicable to Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 13 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Buffalo Village Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ Edwards Leap & Sauer

Hollidaysburg, Pennsylvania
February 23, 1996

                                  [LETTERHEAD]


                         INDEPENDENT AUDITORS' REPORT



To the Partners
Genesee Gardens Associates (A Limited Partnership)
Reston,  VA


We have audited the accompanying statement of financial position of Genesee Gardens Associates, FHA Project No. 012-55079-LDC-R, (A Limited Partnership), as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Genesee Gardens Associates, as of December 31, 1995, and the results of its operations, changes in partners equity (deficit), and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 20, 1996, on our consideration of the Partnership's internal control structure, and reports dated February 20, 1996, on its compliance with laws and regulations, specific requirements applicable to major and nonmajor HUD programs, and specific requirements applicable to Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 13 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Genesee Gardens Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ Edwards Leap & Sauer

Hollidaysburg, Pennsylvania
February 20, 1996

                                  [LETTERHEAD]


                             INDEPENDENT AUDITORS' REPORT



To the Partners
IDA Tower (A Limited Partnership)
Washington, DC


We have audited the accompanying statement of financial position of IDA Tower, FHA Project No. 033-44805-LD-R-WAH, (A Limited Partnership), as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDA Tower, as of December 31, 1995, and the results of its operations, changes in partners equity (deficit), and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 14, 1996, on our consideration of the Partnership's internal control structure, and reports dated February 14, 1996, on its compliance with laws and regulations, specific requirements applicable to major and nonmajor HUD programs, and specific requirements applicable to Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 13 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of IDA Tower. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ Edwards Leap & Sauer

Hollidaysburg, Pennsylvania
February 14, 1996

                         INDEPENDENT AUDITORS' REPORT



Partners
Franklin Housing Associates



We have audited the accompanying consolidated balance sheet of FRANKLIN HOUSING ASSOCIATES AND SUBSIDIARIES as of December 31, 1995, and the related consolidated statements of income, partners' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Franklin Housing Associates and subsidiaries as of December 31, 1995, and the consolidated results of their operations and their consolidated cash flows for the year then ended in conformity with generally accepted accounting principles.



                                            /s/ Fishbein & Company, P.C.

                                            FISHBEIN & COMPANY, P.C.


Elkins Park, Pennsylvania
March 22, 1996

                         INDEPENDENT AUDITORS' REPORT


Partners
Franklin New York Avenue Associates



We have audited the accompanying consolidated balance sheet of FRANKLIN NEW YORK AVENUE ASSOCIATES AND SUBSIDIARIES as of December 31, 1995, and the related consolidated statements of income, partners' equity (deficiency) and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Franklin New York Avenue Associates and subsidiary as of December 31, 1994, and the consolidated results of their operations and their consolidated cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            /s/ Fishbein & Company, P.C.

                                            FISHBEIN & COMPANY, P.C.


Elkins Park, Pennsylvania
March 13, 1996

                                  [LETTERHEAD]


                             INDEPENDENT AUDITOR'S REPORT



To The Partners
  62ND STREET LIMITED PARTNERSHIP

We have audited the accompanying balance sheets of 62ND STREET LIMITED PARTNERSHIP as of December 31, 1996 and 1995, and the related statements of operations, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 62ND STREET LIMITED PARTNERSHIP as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The information on Schedule I is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ Friduss, Lukee, Schiff & Co., P.C.


FRIDUSS, LUKEE, SCHIFF & CO., P.C.
Certified Public Accountants

Chicago, Illinois
February 9, 1997

                                  [LETTERHEAD]


                             INDEPENDENT AUDITOR'S REPORT



To The Partners
  CENTRAL WOODLAWN LIMITED PARTNERSHIP

We have audited the accompanying balance sheets of CENTRAL WOODLAWN LIMITED PARTNERSHIP (An Illinois Limited Partnership) as of December 31, 1996 and 1995, and the related statements of operations, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CENTRAL WOODLAWN LIMITED PARTNERSHIP as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The information on Schedule I provides additional analysis which is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ Friduss, Lukee, Schiff & Co., P.C.

FRIDUSS, LUKEE, SCHIFF & CO., P.C.
Certified Public Accountants


Chicago, Illinois
March 6, 1997

                      GEORGE A. HIERONYMUS & COMPANY, L.L.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
GEORGE A. HIERONYMUS, JR.   2651 CAMERON STREET 36607           MEMBER AMERICAN
MARK E. HIERONYMUS                P.O. BOX 7503          INSTITUTE OF CERTIFIED
PATRICIA M. BESSONEN          MOBILE, ALABAMA 36670          PUBLIC ACCOUNTANTS
 ---------------
EVA M. HODGE                                             MEMBER ALABAMA SOCIETY
JOHN J. SHELDON                                             OF CERTIFIED PUBLIC
JOHN W. JEFFRIES                                                    ACCOUNTANTS
ELIZABETH O. TRICE
WALTER F. D'OLIVE                                      FACSIMILE (334) 471-5100
 ---------------                                       TELEPHONE (334) 471-1112
STEPHEN W. MIXON
   OF COUNSEL

                           Independent Auditor's Report

Partners                               HUD Field Office Director
Athens Arms Associates                 75 Spring Street, S.W.
Reston, VA                             Atlanta, Georgia

We have audited the accompanying statement of financial position of Athens Arms Associates, A Limited Partnership, FHA Project No. 061-55068-LDI, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Athens Arms Associates, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 26, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program, and the nonmajor HUD program.

                                     /s/ GEORGE A. HIERONYMUS & COMPANY, L.L.C.


Mobile, Alabama
January 26, 1996

                      GEORGE A. HIERONYMUS & COMPANY, L.L.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
GEORGE A. HIERONYMUS, JR.   2651 CAMERON STREET 36607           MEMBER AMERICAN
MARK E. HIERONYMUS                P.O. BOX 7503          INSTITUTE OF CERTIFIED
PATRICIA M. BESSONEN          MOBILE, ALABAMA 36670          PUBLIC ACCOUNTANTS
 ---------------
EVA M. HODGE                                             MEMBER ALABAMA SOCIETY
JOHN J. SHELDON                                             OF CERTIFIED PUBLIC
JOHN W. JEFFRIES                                                    ACCOUNTANTS
ELIZABETH O. TRICE
WALTER F. D'OLIVE                                      FACSIMILE (334) 471-5100
 ---------------                                       TELEPHONE (334) 471-1112
STEPHEN W. MIXON
   OF COUNSEL

                           Independent Auditor's Report

Partners                               HUD Field Office Director
Colonial Terrace I Associates          75 Spring Street, S.W.
Reston, VA                             Atlanta, Georgia


We have audited the accompanying statement of financial position of Colonial Terrace I Associates, A Limited Partnership, FHA Project No. 061-55011-LD, as of December 31, 1995, and the related statements of profit and loss (on HUD) Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audio provides a reasonable basis for our opinion.

In our opinion, the financial statemenets referred to above present fairly, in all material respects, the financial position of Colonial Terrace I Associates, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in Note C to the financial statements, the deferred acquisition note and accrued interest are due December 2, 1996. The possibility that the partnership will be unable to satisfy the debt raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In accordance with Government Auditing Standards, we have also issued reports dated January 26, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program, and Affirmative Fair Housing.

                                     /s/ GEORGE A. HIERONYMUS & COMPANY, L.L.C.

Mobile, Alabama
January 26, 1996

                      GEORGE A. HIERONYMUS & COMPANY, L.L.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
GEORGE A. HIERONYMUS, JR.   2651 CAMERON STREET 36607           MEMBER AMERICAN
MARK E. HIERONYMUS                P.O. BOX 7503          INSTITUTE OF CERTIFIED
PATRICIA M. BESSONEN          MOBILE, ALABAMA 36670          PUBLIC ACCOUNTANTS
 ---------------
EVA M. HODGE                                             MEMBER ALABAMA SOCIETY
JOHN J. SHELDON                                             OF CERTIFIED PUBLIC
JOHN W. JEFFRIES                                                    ACCOUNTANTS
ELIZABETH O. TRICE
WALTER F. D'OLIVE                                      FACSIMILE (334) 471-5100
 ---------------                                       TELEPHONE (334) 471-1112
STEPHEN W. MIXON
   OF COUNSEL

                       Independent Auditor's Report

Partners                                 HUD Field Office Director
Colonial Terrace II Associates           75 Spring Street, S.W.
Reston, VA                               Atlanta, Georgia

We have audited the accompanying statement of financial position of Colonial Terrace II Associates, A Limited Partnership, FHA Project No. 061-55017-LD, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colonial Terrace II Associates, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in Note C to the financial statements, the deferred acquisition note and accrued interest are due December 2, 1996. The possibility that the partnership will be unable to satisfy the debt raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In accordance with Government Auditing Standards, we have also issued reports dated January 26, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, and the nonmajor HUD program.

                                     /s/ GEORGE A. HIERONYMUS & COMPANY, L.L.C.

Mobile, Alabama
January 26, 1996

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                                 March 7, 1996


The Partners                                         HUD Field Office Director
Academy Gardens Associates                           New York, New York
Washington, D.C.

         We have audited the accompanying balance sheet of ACADEMY GARDENS ASSOCIATES (A Limited Partnership), HUD Project No. 012-57138-PM-EC-221(d)(4)-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ACADEMY GARDENS ASSOCIATES as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated March 7, 1996, on our consideration of ACADEMY GARDENS ASSOCIATES' internal control structure and reports dated March 7, 1996, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 15 to 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                              January 25, 1996


The Partners                                         HUD Field Office Director
Brunswick Village Limited Partnership                Newark, New Jersey
Washington, D.C.

         We have audited the accompanying balance sheet of BRUNSWICK VILLAGE LIMITED PARTNERSHIP, HUD Project No. 031-55075-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity deficiency and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BRUNSWICK VILLAGE LIMITED PARTNERSHIP as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 25, 1996, on our consideration of BRUNSWICK VILLAGE LIMITED PARTNERSHIP'S internal control structure and reports dated January 25, 1996, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 14 to 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.



                             /s/ Goldenberg Rosenthal Friedlander, L.L.P.

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                                 March 7, 1996


The Partners                                         HUD Field Office Director
Buckingham Hall Associates                           New York, New York
Washington, D.C.

         We have audited the accompanying balance sheet of BUCKINGHAM HALL ASSOCIATES (A Limited Partnership), HUD Project No. 012-57190-PM-EC-221(d)(4)-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity deficiency and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BUCKINGHAM HALL ASSOCIATES as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated March 7, 1996, on our consideration of BUCKINGHAM HALL ASSOCIATES' internal control structure and reports dated March 7, 1996, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 14 to 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                             February 15, 1996


The Partners
Churchview Gardens Associates
Washington, D.C.

         We have audited the accompanying balance sheet of CHURCHVIEW GARDENS ASSOCIATES (A Limited Partnership), as of December 31, 1995, and the related statements of operations, of partners' equity deficiency and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CHURCHVIEW GARGENS ASSOCIATES (A Limited Partnership), as of December 31, 1995, and its results of operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                              January 31, 1996


The Partners
Churchview Gardens Limited Partnership
Washington, D.C.

         We have audited the accompanying balance sheet of CHURCHVIEW GARDENS LIMITED PARTNERSHIP, HUD Project No. 033-44090-LD, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity (deficiency) and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CHURCHVIEW GARDENS LIMITED PARTNERSHIP as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 31, 1996, on our consideration of CHURCHVIEW GARDENS LIMITED PARTNERSHIP'S internal control structure and reports dated January 31, 1996, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 14 to 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                             February 15, 1996


The Partners
Harris Gardens Associates
Washington, D.C.

         We have audited the accompanying balance sheet of HARRIS GARDENS ASSOCIATES (A Limited Partnership), as of December 31, 1995, and the related statements of operations, of partners' equity deficiency and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HARRIS GARDENS ASSOCIATES (A Limited Partnership), as of December 31, 1995, and its results of operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                             February 1, 1996


The Partners                                         HUD Field Office Director
Harris Gardens Limited Partnership                   Pittsburgh, Pennsylvania
Washington, D.C.

         We have audited the accompanying balance sheet of HARRIS GARDENS LIMITED PARTNERSHIP, HUD Project No. 033-44054-LD-SUP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity (deficiency) and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HARRIS GARDENS LIMITED PARTNERSHIP as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 1, 1996, on our consideration of HARRIS GARDENS LIMITED PARTNERSHIP'S internal control structure and reports dated February 1, 1996, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 15 to 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                            February 15, 1996


The Partners
Hawksworth Gardens Associates
Washington, D.C.

         We have audited the accompanying balance sheet of HAWKSWORTH GARDENS ASSOCIATES (A Limited Partnership) as of December 31, 1995, and the related statements of operations, of partners' equity and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HAWKSWORTH GARDENS ASSOCIATES (A Limited Partnership) as of December 31, 1995, and its results of operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                             January 31, 1996


The Partners                                         HUD Field Office Director
Hawksworth Limited Partnership                       Pittsburgh, Pennsylvania
Washington, D.C.

         We have audited the accompanying balance sheet of HAWKSWORTH LIMITED PARTNERSHIP, HUD Project No. 033-44092-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity (deficiency) and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HAWKSWORTH LIMITED PARTNERSHIP as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 31, 1996, on our consideration of HAWKSWORTH LIMITED PARTNERSHIP'S internal control structure and reports dated January 31, 1996, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 14 to 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                            February 15, 1996


The Partners
Washington Northgate Associates
Washington, D.C.

         We have audited the accompanying balance sheet of WASHINGTON NORTHGATE ASSOCIATES (A Limited Partnership), as of December 31, 1995, and the related statements of operations, of partners' equity deficiency and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WASHINGTON NORTHGATE ASSOCIATES (A Limited Partnership) as of December 31, 1995, and its results of operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                             January 30, 1996


The Partners                                         HUD Field Office Director
Washington Northgate Limited Partnership             Pittsburgh, Pennsylvania
Washington, D.C.

         We have audited the accompanying balance sheet of WASHINGTON NORTHGATE LIMITED PARTNERSHIP, HUD Project No. 033-55031-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WASHINGTON NORTHGATE LIMITED PARTNERSHIP as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 30, 1996, on our consideration of WASHINGTON NORTHGATE LIMITED PARTNERSHIP'S internal control structure and reports dated January 30, 1996, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 14 to 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                             February 15, 1996


The Partners
Washington Westgate Associates
Washington, D.C.

         We have audited the accompanying balance sheet of WASHINGTON WESTGATE ASSOCIATES (A Limited Partnership), as of December 31, 1995, and the related statements of operations, of partners' equity (deficiency) and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WASHINGTON WESTGATE ASSOCIATES (A Limited Partnership) as of December 31, 1995, and its results of operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                      /s/ Goldenberg Rosenthal Friedlander, LLP

GOLDENBERG                               LOCATED IN METROPOLITAN PHILADELPHIA
                                         101 West Avenue
  ROSENTHAL                              PO Box 458
                                         Jenkintown, PA 19046-0458
    FRIEDLANDER, LLP
    ----------------                     (215) 881-8800
    Certified Public Accountants         (609) 354-6054
    Management Consultants               (215) 881-8801 FAX


                       Independent Auditors' Report

                                                              January 30, 1996


The Partners                                         HUD Field Office Director
Washington Westgate Limited Partnership              Pittsburgh, Pennsylvania
Washington, D.C.

         We have audited the accompanying balance sheet of WASHINGTON WESTGATE LIMITED PARTNERSHIP, HUD Project No. 033-55024-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), of partners' equity and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WASHINGTON WESTGATE LIMITED PARTNERSHIP as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 30, 1996, on our consideration of WASHINGTON WESTGATE LIMITED PARTNERSHIP'S internal control structure and reports dated January 30, 1996, on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Affirmative Fair Housing.

         Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 13 to 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                       /s/ Goldenberg Rosenthal Friedlander LLP

                            HANSEN, HUNTER & KIBBEE, P.C.
                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                             SUITE 1150                      FACSIMILE
(503) 244-2134                  PORTLAND, OREGON 97223           (503) 244-9754



                             INDEPENDENT AUDITORS' REPORT

To the Partners
Franklin Chandler Associates
Scottsdale, Arizona

We have audited the accompanying consolidated balance sheet of Franklin Chandler Associates, and its Venture, as of December 31, 1995, and the related consolidated statements of operations, partners' equity (deficit) and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Franklin Chandler Associates and its Venture as of December 31, 1995, and the results of its operations, changes in partners' equity (deficit) and cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplemental schedules, as referred to in the Table of Contents, are presented for the purposes of additional analysis and are not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, the additional information is fairly stated in all material respects, in relation to the consolidated financial statements taken as a whole.

/s/ Hansen, Hunter & Kibbee, P.C.

January 24, 1996

                            HANSEN, HUNTER & KIBBEE, P.C.
                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                             SUITE 1150                      FACSIMILE
(503) 244-2134                  PORTLAND, OREGON 97223           (503) 244-9754



                             INDEPENDENT AUDITORS' REPORT

To the Partners
Haines Associates Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Haines Associates Limited Partnership, (a Washington limited partnership), FHA Project No. 127-35140, as of December 31, 1995 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Haines Associates Limited Partnership as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 19, 1996 on our consideration of Haines' internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Hansen, Hunter & Kibbee, P.C.

January 19, 1996

                            HANSEN, HUNTER & KIBBEE, P.C.
                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                             SUITE 1150                      FACSIMILE
(503) 244-2134                  PORTLAND, OREGON 97223           (503) 244-9754



                             INDEPENDENT AUDITORS' REPORT

To the Partners
King-Bell Associates
Washington, D.C.

We have audited the accompanying statement of financial position of King-Bell Associates, (an Oregon limited partnership), FHA Project No. 126-35190-PM-L8, as of December 31, 1995 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of King-Bell Associates as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 12, 1996 on our consideration of King-Bell's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Hansen, Hunter & Kibbee, P.C.

January 12, 1996

                          HANSEN, HUNTER & KIBBEE, P.C.
                           Certified Public Accountants
                             10260 S.W. GREENBURG ROAD
TELEPHONE                           SUITE 1150                        FACSIMILE
(503) 244-2134                PORTLAND, OREGON 97223             (503) 244-9754




                             INDEPENDENT AUDITORS' REPORT

To the Partners
Monmouth Associates Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Monmouth Associates Limited Partnership, (a Washington limited partnership), FHA Project No. 127-35157, as of December 31, 1995 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monmouth Associates Limited Partnership as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 17, 1996 on our consideration of Monmouth's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Hansen, Hunter & Kibbee, P.C.

January 17, 1996

                            HANSEN, HUNTER & KIBBEE, P.C.

                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                            SUITE 1150                       FACSIMILE
(503) 244-2134                   PORTLAND, OREGON 97223          (503) 244-9754


                              INDEPENDENT AUDITORS' REPORT

To the Partners
Pendleton Riverside Apartments, Oreg., Ltd.
Washington, D.C.

We have audited the accompanying statement of financial position of Pendleton Riverside Apartments, Oreg., Ltd., (an Oregon limited partnership), FHA Project No. 126-44093-LD-SUP, as of December 31, 1995 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pendleton Riverside Apartments, Oreg., Ltd. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 12, 1996 on our consideration of Pendleton Riverside's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Hansen, Hunter & Kibbee, P.C.

January 12, 1996

                            HANSEN, HUNTER & KIBBEE, P.C.
                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                            SUITE 1150                       FACSIMILE
(503) 244-2134                  PORTLAND, OREGON 97223           (503) 244-9754



                             INDEPENDENT AUDITORS' REPORT

To the Partners
Penn Hall Associates Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Penn Hall Associates Limited Partnership, (a Washington limited partnership), FHA Project No. 127-35159, as of December 31, 1995 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Penn Hall Associates Limited Partnership as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 19, 1996 on our consideration of Penn Hall's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Hansen, Hunter & Kibbee, P.C.

January 19, 1996

                            HANSEN, HUNTER & KIBBEE, P.C.
                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                            SUITE 1150                       FACSIMILE
(503) 244-2134                 PORTLAND, OREGON 97223            (503) 244-9754


                             INDEPENDENT AUDITORS' REPORT

To the Partners
Rodeo Drive Limited Partnership
Washington, D.C.

We have audited the accompanying statement of financial position of Rodeo Drive Limited Partnership, (a California limited partnership), FHA Project No. 122-44452-LDP, as of December 31, 1995 and the related statements of profit and loss (on HUD Form 92410), partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rodeo Drive Limited Partnership as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 12, 1996 on our consideration of Rodeo Drive Limited Partnership's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Hansen, Hunter & Kibbee, P.C.

January 12, 1996

                            HANSEN, HUNTER & KIBBEE, P.C.
                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                            SUITE 1150                       FACSIMILE
(503) 244-2134                   PORTLAND, OREGON 97223          (503) 244-9754



                             INDEPENDENT AUDITORS' REPORT

To the Partners
South Mountain Terrace, Ltd.
Washington, D.C.

We have audited the accompanying statement of financial position of South Mountain Terrace, Ltd., (an Arizona limited partnership), FHA Project No. 123-35139, as of December 31, 1995 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Mountain Terrace, Ltd. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 10, 1996 on our consideration of South Mountain Terrace Ltd.'s internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Hansen, Hunter & Kibbee, P.C.

January 10, 1996

                            HANSEN, HUNTER & KIBBEE, P.C.
                             Certified Public Accountants
                              10260 S.W. GREENBURG ROAD
TELEPHONE                            SUITE 1150                       FACSIMILE
(503) 244-2134                  PORTLAND, OREGON 97223           (503) 244-9754



                             INDEPENDENT AUDITORS' REPORT

To the Partners
Woodland Apartments, Oreg., Ltd.
Washington, D.C.

We have audited the accompanying statement of financial position of Woodland Apartments, Oreg., Ltd., (an Oregon limited partnership), FHA Project No. 126-44118-LDP-SUP, as of December 31, 1995 and the related statements of profit and loss (on HUD Form 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodland Apartments, Oreg., Ltd. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 12, 1996 on our consideration of Woodland's internal control structure.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for the purposes of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Partnership's management. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Hansen, Hunter & Kibbee, P.C.

January 12, 1996

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




January 16, 1996


Partners
630 East Lincoln Avenue Associates
Washington, D.C.


We have audited the accompanying statement of financial position of 630 East Lincoln Avenue Associates, FHA Project No. 012-57139-PM-EC, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 630 East Lincoln Avenue Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940

                             INDEPENDENT AUDITOR'S REPORT




February 2, 1996



Partners
Aspen Stratford Apartments Company B
Washington, D.C.

We have audited the accompanying statement of financial position of Aspen Stratford Apartments Company B, FHA Project No. 031-35194-LD-SR, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aspen Stratford Apartments Company B at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 29, 1996


Partners
Aspen Stratford Apartments Company C
Washington, D.C.


We have audited the accompanying statement of financial position of Aspen Stratford Apartments Company C, FHA Project No. 031-35195-LD-SR, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aspen Stratford Apartments Company C at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


January 24, 1995



Partners
Benjamin Banneker Plaza Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Benjamin Banneker Plaza Associates, FHA Project No. 034-44108-NP, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Benjamin Banneker Plaza Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 18, 1996


Partners
Benton Square, Ltd.
Washington, D.C.



We have audited the accompanying statement of financial position of Benton Square, Ltd., FHA Project No. 084-35236-L8-PM-SR, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Benton Square, Ltd. at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming the Partnership will continue as a going concern. As discussed in Note I to the financial statements, the Partnership has a net capital deficiency that raises substantial doubt about its' ability to continue as a going concern. Management's plans in regard to these matters are also described in Note I. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ J. A. Plumer & Co., P.A.



CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


January 16, 1996


Partners
Brightwood Limited Partnership
Washington, D.C.



We have audited the accompanying statement of financial position of Brightwood Limited Partnership, FHA Project No. 051-55001-LD, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brightwood Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 7, 1996



Partners
Carter Associates Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Carter Associates Limited Partnership, MHFA Project No. 71-171-N, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carter Associates Limited Partnership, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 8, 1996


Partners
Cherry Estates
Washington, D.C.



We have audited the accompanying statement of financial position of Cherry Estates, FHA Project No. 042-35109-LDP, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cherry Estates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated February 8, 1996 on our consideration of Cherry Estates' internal control structure and a report dated February 8, 1996 on its compliance with laws and regulations.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


January 30, 1996


Partners
Christopher Court Housing Company
Washington, D.C.


We have audited the accompanying statement of financial position of Christopher Court Housing Company, FHA Project No. 012-57097-LD-220-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Christopher Court Housing Company at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT





March 7, 1996


Partners
Concord Houses Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Concord Houses Associates, MHFA Project No. 73-106-N, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Concord Houses Associates, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 12, 1996



Partners
Duke Manor Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Duke Manor Associates, FHA Project No. 034-35149-LD, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Duke Manor Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 7, 1996


Partners
Elderly Housing Associates Ltd. Partnership
Washington, D.C.



We have audited the statements of financial position of Elderly Housing Associates Ltd. Partnership, FmHA Project No. 24-11-133-3698, A Limited Partnership, as of December 31, 1995 and 1994, and the related statements of profit and loss, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elderly Housing Associates Ltd. Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 12, 1996



Partners
Ferncliff Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Ferncliff Limited Partnership, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ferncliff Limited Partnership, A Limited Partnership, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 7, 1996


Partners
Forest Apartments Associates
Washington, D.C.



We have audited the accompanying statement of financial position of Forest Apartments Associates, FHA Project No. 044-35493-PM-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forest Apartments Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 23, 1996


Partners
Gate Manor Apartments, Ltd.
Washington, D.C.



We have audited the accompanying statement of financial position of Gate Manor Apartments, Ltd., FHA Project No. 087-35144-PM-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gate Manor Apartments, Ltd. at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


January 22, 1996



Partners
Greenfield Apartments Limited Partnership
Washington, D.C.



We have audited the accompanying statement of financial position of Greenfield Apartments Limited Partnership, FHA Project No. 051-55018-LDP, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenfield Apartments Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 11, 1996



Partners
Greenfield Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Greenfield Limited Partnership, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenfield Limited Partnership, A Limited Partnership, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 25, 1996




Partners
Greenfield North Apartments Limited Partnership
Washington, D.C.



We have audited the accompanying statement of financial position of Greenfield North Apartments Limited Partnership, FHA Project No. 051-44030-LDP, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenfield North Apartments Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


March 9, 1996


Partners
Greenfield North Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Greenfield North Limited Partnership, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenfield North Limited Partnership, A Limited Partnership, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


February 6, 1996


Partners
Haili Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Haili Associates, FHA Project No. 140-35089-LDP-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Haili Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


February 22, 1996


Partners
Hollows Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Hollows Associates, FHA Project No. 012-32191-LD-WAH-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hollows Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


January 25, 1996


Partners
Houston Aristocrat Apartments, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Houston Aristocrat Apartments, Ltd., FHA Project No. 114-44031-LDP, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Houston Aristocrat Apartments, Ltd. at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


February 6, 1996


Partners
Kapuna Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Kapuna Associates, FHA Project No. 140-38005-PM-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kapuna Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


February 22, 1996


Partners
Kimberton Apartments Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Kimberton Apartments Associates, FHA Project No. 032-44013-LD, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kimberton Apartments Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


February 6, 1996


Partners
Koolau Housing Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Koolau Housing Associates, FHA Project No. 140-35091-LDP-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Koolau Housing Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT


February 14, 1996


Partners
Lakeview Arms Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Lakeview Arms Associates, FHA Project No. 012-35474-PM-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeview Arms Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 16, 1996


Partners
Lee-Hy Manor Associates Limited Partnership
Washington, D.C.



We have audited the accompanying statement of financial position of Lee-Hy Manor Associates Limited Partnership, FHA Project No. 051-35326-PM-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lee-Hy Manor Associates Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.
CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 5, 1996


Partners
Locust Park Associates
Washington, D.C.



We have audited the accompanying statement of financial position of Locust Park Associates, FHA Project No. 052-44124-LDP-SUP, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Locust Park Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.
CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



March 15, 1996


Partners
Loring Towers Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Loring Towers Associates, MHFA Project No. 70-003-N, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Loring Towers Associates, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ J.A. Plumer & Co., P.A.
CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 5, 1996


Partners
Mahoning Associates
Washington, D.C.


We have audited the statements of financial position of Mahoning Associates, FmHA Project No. 44-47-133-1470, A Limited Partnership, as of December 31, 1995 and 1994, and the related statements of profit and loss, partner's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mahoning Associates as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ J.A. Plumer & Co., P.A.
CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



January 18, 1996


Partners
Milliken Apartments Company
Washington, D.C.



We have audited the accompanying statement of financial position of Milliken Apartments Company, FHA Project No. 023-44122-LD, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Milliken Apartments Company at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.
CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 1, 1996


Partners
Monument Street Limited Partnership
Washington, D.C.


We have audited the accompanying statement of financial position of Monument Street Limited Partnership, FHA Project No. 052-44094-LD, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monument Street Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.
CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




January 26, 1996


Partners
Neighborhoods of the Universities
  Lock Street Apartments Company
Washington, D.C.


We have audited the accompanying statement of financial position of Neighborhoods of the Universities Lock Street Apartments Company, FHA Project No. 031-35213-LD-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Neighborhoods of the Universities Lock Street Apartments Company, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.
CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 19, 1996




Partners
Oak Hollow South Associates
Washington, D.C.


We have audited the accompanying statements of financial position of Oak Hollow South Associates, PHFA Project No. R-650-8F, A Limited Partnership, as of December 31, 1995 and 1994, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Hollow South Associates, A Limited Partnership, as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ J.A. Plumer & Co., P.A.
CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 12, 1996



Partners
Oak Park Limited Partnership
Washington, DC


We have audited the accompanying statements of financial position of Oak Park Limited Partnership, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Park Limited
Partnership, A Limited Partnership, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.
CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 14, 1996


Partners
Orchard Mews Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Orchard Mews Associates, FHA Project No. 052-44200-LD-SUP-R, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orchard Mews Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.
CERTIFIED PUBLIC ACCOUNTANTS

                           J. A. PLUMER & CO., P.A.
                         CERTIFIED PUBLIC ACCOUNTANTS
                             4909 CORDELL AVENUE
                           BETHESDA, MARYLAND  20814
                                 (301) 986-5760
                               Fax (301) 986-4940


                          INDEPENDENT AUDITOR'S REPORT




February 13, 1996



Partners
Oxford Place Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Oxford Place Associates, A Limited Partnership, FHA Project No. 016-57004WAH-LDP-231-L8 , as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oxford Place Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                 (301) 986-5760
                               Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




March 16, 1996



Partners
Pittsfield Neighborhood Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Pittsfield Neighborhood Associates, MHFA Project No. 79-093-R, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pittsfield Neighborhood Associates, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




March 12, 1996



Partners
Portfolio Properties Fifteen Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Portfolio Properties Fifteen Associates, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Portfolio Properties Fifteen Associates, A Limited Partnership, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




March 11, 1996



Partners
Portfolio Properties Four Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Portfolio Properties Four Associates, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Portfolio Properties Four Associates, A Limited Partnership, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




February 12, 1996



Partners
Prince Street Towers Limited Partnership
Washington, D.C.


We have audited the accompanying statements of financial position of Prince Street Towers Limited Partnership, PHFA Project No. R-414-8E, A Limited Partnership, as of December 31, 1995 and 1994, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prince Street Towers Limited Partnership at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




February 16, 1996



Partners
Registry Square, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Registry Square, Ltd., FHA Project No. 084-35237-L8-PM-SR, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Registry Square, Ltd. at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming the Partnership will continue as a going concern. As discussed in Note J to the financial statements, the Partnership has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern.
Management's plans in regard to these matters are also described in Note J. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




January 22, 1996



Partners
Sencit-Lebanon Company
Washington, D.C.


We have audited the accompanying statement of financial position of Sencit-Lebanon Company, FHA Project No. 034-35094-PM, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sencit-Lebanon Company at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




February 12, 1996



Partners
St. Nicholas Associates
Washington, D.C.


We have audited the accompanying statement of financial position of St. Nicholas Associates, FHA Project No. 012-57199-PM-EC-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of St. Nicholas Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 13, 1996


Partners
Tamarac Pines, Ltd.
Washington, D.C.



We have audited the accompanying statement of financial position of Tamarac Pines, Ltd., FHA Project No. 114-35233-PM-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tamarac Pines, Ltd. at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                             J. A. PLUMER & CO., P.A.
                           CERTIFIED PUBLIC ACCOUNTANTS
                               4909 CORDELL AVENUE
                            BETHESDA, MARYLAND  20814
                                  (301) 986-5760
                                Fax (301) 986-4940


                           INDEPENDENT AUDITOR'S REPORT




February 13, 1996



Partners
Tamarac Pines II, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Tamarac Pines II, Ltd., FHA Project No. 114-35270-PM-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tamarac Pines II, Ltd. at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J. A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 28, 1996


Partners
Taunton Green Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Taunton Green Associates, MHFA Project No. 79-096-R, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Taunton Green Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 16, 1996



Partners
Taunton II Associates
Washington, D.C.


We have audited the accompanying statement of financial position of Taunton II Associates, MHFA Project No. 81-056-N, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Taunton II Associates, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




March 14, 1996



Partners
The National Housing Partnership-II
Washington, DC


We have audited the accompanying statement of financial position of The National Housing Partnership-II, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The National Housing Partnership-II, A Limited Partnership, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ J.A. Plumer & Co., P.A.


CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 19, 1996


Partners                                    Commissioner of Housing
Tompkins Terrace Associates                  and Community Renewal
Washington, D.C.                             of the State of New York
                                            Bronx, New York



We have audited the accompanying comparative balance sheet of Tompkins Terrace Associates, UDC Project No. 35, A Limited Partnership, as of December 31, 1995 and 1994 and the related summary and statement of income and expenses, analysis of income sufficiency and statement of cash flows for the year ended December 31, 1995 included in the Certified Annual Financial and Operating Report to the Commissioner of Housing and Community Renewal Executive Department of the State of New York. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tompkins Terrace Associates at December 31, 1995 and 1994, and the results of its operations, its analysis of income sufficiency and its cash flows for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated February 19, 1996 on our consideration of Tompkins Terrace Associates' internal control structure and a report dated February 19, 1996 on its compliance with laws and regulations.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information on pages 14 through 29 is presented for purposes of additional anaylsis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the additional information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 6, 1996


Partners
Waipahu Associates
Washington, D.C.



We have audited the accompanying statement of financial position of Waipahu Associates, FHA Project No. 140-35087-LDP-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waipahu Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




January 21, 1996


Partners
Washington Chinatown Associates
Washington, D.C.



We have audited the accompanying statement of financial position of Washington Chinatown Associates, FHA Project No. 32023-PM-L8, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Washington Chinatown Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




February 16, 1996


Partners
Windsor Apartments Associates
Washington, D.C.



We have audited the accompanying statement of financial position of Windsor Apartments Associates, FHA Project No. 032-44012-LD-WAH-SUP, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Windsor Apartments Associates at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT




January 19, 1996


Partners
Woodcrest Apartments, Ltd.
Washington, D.C.


We have audited the accompanying statement of financial position of Woodcrest Apartments, Ltd., FHA Project No. 133-44034-LD-SUP, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Woodcrest Apartments, Ltd., A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                               J. A. PLUMER & CO., P.A.
                             CERTIFIED PUBLIC ACCOUNTANTS
                                 4909 CORDELL AVENUE
                              BETHESDA, MARYLAND  20814
                                    (301) 986-5760
                                  Fax (301) 986-4940


                             INDEPENDENT AUDITOR'S REPORT



February 15, 1996


Partners
Worcester Episcopal Housing Company
Washington, D.C.


We have audited the accompanying statement of financial position of Worcester Episcopal Housing Company, MHFA Project No. 71-216-N, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Worcester Episcopal Housing Company, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ J.A. Plumer & Co., P.A.

CERTIFIED PUBLIC ACCOUNTANTS

                                    [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners
of Two Bridges Associates


We have audited the accompanying balance sheet of Two Bridges Associates as of December 31, 1995, and the related statements of income, changes in partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Two Bridges Associates as of December 31, 1995 and the results of its operations, changes in partners' capital, and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, Office of Inspector General in July 1993, we have also issued reports dated January 25, 1996 on our consideration of the Partnership's internal control structure, on its compliance with specific requirements applicable to major HUD programs and on its compliance with specific requirements applicable to Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 15 to 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                       /s/ Marks Shron & Company LLP
January 25, 1996

PRAGUE & RICHMOND, P.C.
CERTIFIED PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------
                                                Twenty Walnut Street, Suite 215
                                                 Wellesley, Massachusetts 02181
                                             (617) 237-5555  FAX (617) 237-7779

                         INDEPENDENT AUDITOR'S REPORT

To the Partners of Crosland Housing Associates, L.P.

We have audited the accompanying balance sheet of Crosland Housing Associates, L.P. (a limited partnership), HUD Project No. 054-35480-PM-L8, for the year ended December 31, 1995, and the related statements of income and expense, changes in partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crosland Housing Associates, L.P., HUD Project No. 054-35480-PM-L8 as of December 31, 1995 and the results of its operations and its cash flows and its analysis of owners' equity for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report (shown on pages 12 to 17) are presented for the purposes of additional analysis and are not a required part of the basic financial statements of Crosland Housing Associates, L.P., HUD Project
No. 054-35480-PM-L8. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

This report is intended for management and the U.S. Department of Housing and Urban Development. This restriction is not intended to limit the distribution of this report, which is a matter of public record.

/s/ Andrew P. Prague, CPA


Prague & Richmond, P.C.
Certified Public Accountants
Wellesley, Massachusetts
February 8, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Beautiful Village Associates
  Redevelopment Company

    We have audited the accompanying statement of financial position of Beautiful Village Associates Redevelopment Company, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beautiful Village Associates Redevelopment Company, A Limited Partnership as of December 31, 1995, and the results of its operations, the changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated February 17, 1996 on our consideration of Beautiful Village Associates Redevelopment Company's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements.

                                     /s/ Reznick Fedder & Silverman

Bethesda, Maryland                    Federal Employer
April 3, 1996                           Identification Number:
                                        52-1088612

Audit Principal: Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                       INDEPENDENT AUDITORS' REPORT





To the Partners
Branchwood Towers Limited Partnership

    We have audited the accompanying statement of financial position of Branchwood Towers Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Branchwood Towers Limited Partnership as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 24, 1996 on our consideration of Branchwood Towers Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                       /s/ Reznick Fedder & Silverman

Bethesda, Maryland                     Federal Employer
January 24, 1996                         Identification Number:
                                         52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                         INDEPENDENT AUDITORS' REPORT


To the Partners
Citrus Park Associates, Ltd.

    We have audited the accompanying statement of financial position of Citrus Park Associates, Ltd., A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Citrus Park Associates, Ltd., A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 24, 1996 on our consideration of Citrus Park Associates, Ltd.'s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                /s/ Reznick Fedder & Silverman

Bethesda, Maryland                              Federal Employer
January 24, 1996                                  Identification Number:
                                                  52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Community Circle II Limited

    We have audited the accompanying statement of financial position of Community Circle II Limited, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Community Circle II Limited, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information shown on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 25, 1996 on our consideration of Community Circle II Limited's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                 /s/ Reznick Fedder & Silverman

Bethesda, Maryland                               Federal Employer
January 25, 1996                                   Identification Number:
                                                   52-1088612
Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT

To the Partners
Copperstone Circle Limited Partnership

    We have audited the accompanying balance sheet of Copperstone Circle Limited Partnership as of December 31, 1995, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Copperstone Circle Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership's major asset is an investment in a Local Partnership. That entity has a contract for rental subsidies representing a significant portion of its revenue, which is due to expire during 1996. Accordingly, the partnership may not be able to realize the carrying value of its investment in the Local Partnership which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                /s/ Reznick Fedder & Silverman

Bethesda, Maryland
February 8, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT

To the Partners
Copperstone Limited Partnership

    We have audited the accompanying statement of financial position of Copperstone Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Copperstone Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership's housing assistance payment contract with the Federal Housing Administration expires during 1996 which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1996 on our consideration of Copperstone Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                 /s/ Reznick Fedder & Silverman

Bethesda, Maryland                               Federal Employer
January 31, 1996                                   Identification Number:
                                                   52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848





                         INDEPENDENT AUDITORS' REPORT



To the Partners
Country Lakes Associates Two,
  A Limited Partnership

    We have audited the accompanying statement of financial position of Country Lakes Associates Two, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Country Lakes Associates Two, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland
February 9, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT

To the Partners
Diakonia Associates Limited Partnership

    We have audited the accompanying statement of financial position of Diakonia Associates Limited Partnership, R.I.H.M.F.C. Project No.:
RI43-H023-022, as of June 30, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diakonia Associates Limited Partnership, R.I.H.M.F.C. Project No.: RI43-H023-022, as of June 30, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated August 15, 1995 on our consideration of Diakonia Associates Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major RIHMFC and HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                           /s/ Reznick Fedder & Silverman

Bethesda, Maryland                     Federal Employer
August 15, 1995                          Identification Number:
                                         52-1088612


Audit Principal: Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT



To the Partners
Easton Terrace I Associates
  A Limited Partnership

    We have audited the accompanying statement of financial position of Easton Terrace I Associates as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Easton Terrace I Associates, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 27, 1996 on our consideration of Easton Terrace I Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                /s/ Reznick Fedder & Silverman

Bethesda, Maryland                                     Federal Employer
January 27, 1996                                         Identification Number:
                                                         52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT

To the Partners
Eastridge Apartments,
  A Limited Partnership

    We have audited the accompanying statement of financial position of Eastridge Apartments, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastridge Apartments, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, one of the partnership's housing assistance payment contracts with the Federal Housing Administration expires during 1996 which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 17, 1996 on our consideration of Eastridge Apartments, A Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                           /s/ Reznick Fedder & Silverman

Bethesda, Maryland                                    Federal Employer
January 17, 1996                                        Identification Number:
                                                        52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT

To the Partners
Eastridge Apartments Associates

    We have audited the accompanying balance sheet of Eastridge Apartments Associates, A Limited Partnership, as of December 31, 1995, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastridge Apartments Associates as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. AS discussed in note B to the financial statements, the partnership's major asset is an investment in a Local Partnership. That entity has a contract for rental subsidies representing a significant portion of its revenue, which is due to expire during 1996. Accordingly, the partnership may not be able to realize the carrying value of its investment in the Local Partnership, which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do note include any adjustments that might result from the outcome of this uncertainty.

                                           /s/ Reznick Fedder & Silverman

Bethesda, Maryland
February 8, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT



To the Partners
Emory Grove Associates Limited Partnership

    We have audited the accompanying balance sheet of Emory Grove Associates Limited Partnership as of December 31, 1995, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emory Grove Associates Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                           /s/ Reznick Fedder & Silverman

Bethesda, Maryland
February 22, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Emory Grove Limited Partnership

    We have audited the accompanying statement of financial position of Emory Grove Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emory Grove Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    As discussed in note G to the financial statements, the partnership entered into an agreement, subsequent to year-end, to sell the project.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 20 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated February 12, 1996 on our consideration of Emory Grove Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                /s/ Reznick Fedder & Silverman

Bethesda, Maryland                                     Federal Employer
February 12, 1996                                        Identification Number:
                                                         52-1088612

Audit Principal:  Jeffrey D. Barsky

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                       INDEPENDENT AUDITORS' REPORT

To the Partners
First Alexandria Associates

    We have audited the accompanying statement of financial position of First Alexandria Associates, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Alexandria Associates, A Limited Partnership at December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for that portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 17, 1996 on our consideration of First Alexandria Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                       /s/ Reznick Fedder & Silverman

Bethesda, Maryland                     Federal Employer
January 17, 1996                       Identification Number:
                                       52-1088612



Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT


To the Partners
Flatbush NSA Associates


    We have audited the accompanying statement of financial position of Flatbush NSA Associates, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Flatbush NSA Associates, A Limited Partnership as of December 31, 1995, and the results of its operations, the changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 17, 1996 on our consideration of Flatbush NSA Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
January 17, 1996                              Identification Number:
                                              52-1088612


Audit Principal:   Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                        INDEPENDENT AUDITORS' REPORT




To the Partners
Franklin Square School Associates

    We have audited the accompanying statement of financial position of Franklin Square School Associates, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin Square School Associates, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 19 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relations to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 22, 1996 on our consideration of Franklin Square School Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                        /s/ Reznick Fedder & Silverman

Bethesda, Maryland                      Federal Employer
January 22, 1996                          Identification Number:
                                          52-1088612

Audit Principal: Renee G. Scruggs

                       Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT

Partners                               HUD Field Office Director
Gates Mill I Limited Partnership       The Renaissance on Playhouse Square #500
Washington, D.C.                       Cleveland, Ohio 44115-1815

We have audited the accompanying statement of financial position of Gates Mills I Limited Partnership, An Ohio Limited Partnership, F.H.A. Project No.:
042-44062-LDP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No.92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gates Mills I Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, the supplemental information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 30, 1996, on our consideration of Gates Mills I Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD Programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                       /s/ Reznick Fedder & Silverman


Bethesda, Maryland                     Federal Employer
January 30, 1996                       Identification Number
Lead Auditor: David H. Lavine          52-1088612

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848




                         INDEPENDENT AUDITORS' REPORT


To the Partners
Grosvenor House Associates
  Limited Partnership

     We have audited the accompanying statement of financial position of Grosvenor House Associates Limited Partnership, A Limited Partnership, as of December 31, 1995, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grosvenor House Associates Limited Partnership, A Limited Partnership, as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards, we have also issued a report dated February 9, 1996 on our consideration of Grosvenor House Associates Limited Partnership's internal control structure.


                                /s/ Reznick Fedder & Silverman


Bethesda, Maryland
February 9, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT

To the Partners
Hollybush Gardens I

    We have audited the accompanying statement of assets and liabilities of Hollybush Gardens I, F.H.A. Project No.: 035-55005-LD, as of December 31, 1995, and the related statements of revenue and expenses (on HUD Form No. 92410), project deficit and cash flows for the year then ended. These financial statements were prepared from the records maintained by the project. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of Hollybush Gardens I, F.H.A. Project No.: 035-55005-LD, as of December 31, 1995, and its revenue and expenses, changes in project deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the project will continue as a going concern. As discussed in note B to the financial statements, the project's housing assistance payment contract with the Federal Housing Administration expires during 1996 which raises substantial doubt about the project's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    The accompanying financial statements reflect only the accounts of the project, Hollybush Gardens I, and do not represent the total assets and liabilities, results of operations, changes in partners' deficit and cash flows of the partnership, Hollybush Gardens Associates.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 24, 1996 on our consideration of Hollybush Garden I's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                                 /s/ Reznick Fedder & Silverman


Bethesda, Maryland                               Federal Employer
January 24, 1996                                   Identification Number:
                                                   52-1088612


Audit Principal:  Renee G. Scruggs

                                                 Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                        INDEPENDENT AUDITORS' REPORT


To the Partners
Hollybush Gardens II

    We have audited the accompanying statement of assets and liabilities of Hollybush Gardens II as of December 31, 1995, and the related statements of revenue and expenses (on HUD Form No. 92410), project deficit and cash flows for the year then ended. These financial statements were prepared from the records maintained by the project. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of Hollybush Gardens II as of December 31, 1995, and its revenue and expenses and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the project will continue as a going concern. As discussed in note B to the financial statements, one of the project's housing assistance payment contracts with the Federal Housing Administration expires during 1996 which raises substantial doubt about the project's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    The accompanying financial statements reflect only the accounts of the project, Hollybush Gardens II, and do not represent the total assets and liabilities, results of operations, changes in partners' deficit and cash flows of the partnership, Hollybush Gardens Associates.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 24, 1996 on our consideration of Hollybush Gardens II's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                                 /s/ Reznick Fedder & Silverman


Bethesda, Maryland                               Federal Employer
January 24, 1996                                   Identification Number:
                                                   52-1088612

Audit Principal:  Renee Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                          INDEPENDENT AUDITORS' REPORT


To the Partners
Intown West Associates Limited Partnership
  A Limited Partnership

    We have audited the accompanying statement of financial position of Intown West Associates Limited Partnership, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intown West Associates Limited Partnership, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 20 through 30 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated February 8, 1996 on our consideration of Intown West Associates Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                 /s/ Reznick Fedder & Silverman


Bethesda, Maryland                                   Federal Employer
February 8, 1996                                       Identification Number:
                                                       52-1088612


Audit Principal:   Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                   INDEPENDENT AUDITORS' REPORT


To the Partners
Lake Avenue Associates

     We have audited the accompanying balance sheet of Lake Avenue Associates as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Avenue Associates as of December 31, 1995, and the results of its operations, the changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards, we have also issued reports dated February 9, 1996 on our consideration of Lake Avenue Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland                     Federal Employer
February 9, 1995                       Identification Number:
                                         52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Lake Crossing Limited Partnership,
  A Limited Partnership

    We have audited the accompanying statement of financial position of Lake Crossing Limited Partnership, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Crossing Limited Partnership, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supple-mental information on pages 19 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 24, 1996 on our consideration of Lake Crossing Limited Partnership, A Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                               /s/ Reznick Fedder & Silverman


Bethesda, Maryland                    Federal Employer
January 24, 1996                        Identification Number:
                                        52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848

                             INDEPENDENT AUDITORS' REPORT


To the Partners
Lakehaven Associates One

    We have audited the accompanying statement of financial position of Lakehaven Associates One, A Limited Partnership as of December 31, 1995, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakehaven Associates One, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 24, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Lakehaven Associates Two

    We have audited the accompanying statement of financial position of Lakehaven Associates Two, A Limited Partnership as of December 31, 1995, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakehaven Associates Two, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                                /s/ Reznick Fedder & Silverman


Bethesda, Maryland
January 27, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848





                       INDEPENDENT AUDITORS' REPORT



To the Partners
Linden Court Associates

    We have audited the accompanying statement of financial position of Linden Court Associates, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Linden Court Associates, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated February 12, 1996 on our consideration of Linden Court Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                                /s/ Reznick Fedder & Silverman

Bethesda, Maryland                              Federal Employer
February 12, 1996                                Identification Number
                                                 52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT



To the Partners
Loudoun House Limited Partnership

    We have audited the accompanying statement of financial position of Loudoun House Limited Partnership, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Loudoun House Limited Partnership, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, one of the partnership's Housing Assistance Payment contracts with the Federal Housing Administration expires during 1996 which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1996 on our consideration of Loudoun House Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                                /s/ Reznick Fedder & Silverman

Bethesda, Maryland                              Federal Employer
January 31, 1996                                 Identification Number
                                                 52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Monaco Arms Associates I

    We have audited the accompanying statement of financial position of Monaco Arms Associates I, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the respon-sibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monaco Arms Associates I, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, one of the partnership's housing assistance payment contracts with the Federal Housing Administration expires during 1996 which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 26 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 22, 1996 on our consideration of Monaco Arms Associates I's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                           /s/ Reznick Fedder & Silverman

Bethesda, Maryland                         Federal Employer
January 22, 1996                             Identification Number:
                                             52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT



To the Partners
Monaco Arms Associates II

    We have audited the accompanying statement of financial position of Monaco Arms Associates II, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monaco Arms Associates II, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership's housing assistance payment contract with the Federal Housing Administration expires during 1996 which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to this matter are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 22, 1996, on our consideration of Monaco Arms Associates II's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                       /s/ Reznick Fedder & Silverman

Bethesda, Maryland                     Federal Employer
January 22, 1996                         Identification Number:
                                         52-1088612



Audit Principal: Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                         INDEPENDENT AUDITORS' REPORT



To the Partners
Muske Limited Partnership

    We have audited the accompanying statement of financial position of Muske Limited Partnership, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Muske Limited Partnership, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    As discussed in note C to the financial statements, the deferred acquisition note payable in the amount of $2,842,024 and accrued interest in the amount of $2,743,369 mature in December, 1996.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated February 20, 1996 on our consideration of Muske Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
February 20, 1996                             Identification Number:
                                              52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Natick Associates

    We have audited the accompanying statement of financial position of Natick Associates as of November 30, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natick Associates as of November 30, 1995, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 23, 1996 on our consideration of Natick Associates' internal control structure and on its compliance with specific requirements applicable to major Rhode Island Housing and Mortgage Finance Corporation programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                          /s/ Reznick Fedder & Silverman


Bethesda, Maryland
January 23, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                          INDEPENDENT AUDITORS' REPORT

To the Partners
Oakcrest Terrace Apartments

    We have audited the accompanying statement of financial position of Oakcrest Terrace Apartments, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the re- sponsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakcrest Terrace Apartments, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership has defaulted on its mortgage and has experienced recurring operating deficits which raises substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated February 16, 1996 on our consideration of Oakcrest Terrace Apartments' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                       /s/ Reznick Fedder & Silverman


Bethesda, Maryland                     Federal Employer
February 16, 1996                      Identification Number:
                                         52-1088612

Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                         INDEPENDENT AUDITORS' REPORT

To the Partners
Oakwood Limited Partnership

    We have audited the accompanying statement of financial position of Oakwood Limited Partnership, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410),partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakwood Limited Partnership, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    As disclosed in note D to the financial statements, the deferred acquisition note payable in the amount of $2,111,676 and accrued interest in the amount of $1,914,188 mature in December 1996.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated February 22, 1996 on our consideration of Oakwood Limited Partnership internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                          /s/ Reznick Fedder & Silverman

Bethesda, Maryland                        Federal Employer
February 22, 1996                         Identification Number:
                                            52-1088612




Audit Principal: Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                       INDEPENDENT AUDITORS' REPORT


To the Partners
Oakwood Muskegon Associates

    We have audited the accompanying balance sheet of Oakwood Muskegon Associates as of December 31, 1995, and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the respon-sibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakwood Muskegon Associates as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                               /s/ Reznick Fedder & Silverman

Bethesda, Maryland
February 22, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Parkview Associates, A Limited Partnership

    We have audited the accompanying statement of financial position of Parkview Associates, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the respon-sibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkview Associates, A Limited Partnership as of December 31, 1995, and the results of its operations, the changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 19, 1996 on our consideration of Parkview Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                              /s/ Reznick Fedder & Silverman

Bethesda, Maryland                            Federal Employer
January 19, 1996                                Identification Number:
                                                52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848




                         INDEPENDENT AUDITORS' REPORT


To the Partners
Queenstown Apartments Limited Partnership

    We have audited the accompanying statement of financial position of Queenstown Apartments Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Queenstown Apartments Limited Partnership as of December 31, 1995, and the results of its operations, the changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated February 12, 1996 on our consideration of Queenstown Apartments Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland                          Federal Employer
February 12, 1996                             Identification Number:
                                              52-1088612


Audit Principal:  Jeffrey D. Barsky

                         Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Ruscombe Gardens Limited Partnership

    We have audited the accompanying statement of financial position of Ruscombe Gardens Limited Partnership, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ruscombe Gardens Limited Partnership, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 30 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for that portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 24, 1996 on our consideration of Ruscombe Gardens Limited Partnership's internal control structure and on its compliance with specific requirements applicable to CDA programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                                /s/ Reznick Fedder & Silverman


Bethesda, Maryland                              Federal Employer
January 24, 1996                                  Identification number:
                                                  52-1088612


Audit Principal: Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                             INDEPENDENT AUDITORS' REPORT


To the Partners
Sencit-Jacksonville Company, Ltd.

    We have audited the accompanying statement of financial position of Sencit-Jacksonville Company, Ltd., A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General
of the United States.    Those standards require that we plan and perform the
audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sencit-Jacksonville Company, Ltd., A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the portion marked "unaudited," on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 17, 1996, on our consideration of Sencit-Jacksonville Company, Ltd.'s internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                                /s/ Reznick Fedder & Silverman


Bethesda, Maryland                              Federal Employer
January 17, 1996                                  Identification Number:
                                                  52-1088612


Audit Principal: Renee Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848




                             INDEPENDENT AUDITORS' REPORT


To the Partners
Sheffield Associates

    We have audited the accompanying statement of financial position of Sheffield Associates as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sheffield Associates as of December 31, 1995, and the results of its operations, the changes in partners' deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership has sustained continued operating losses and is in default on its mortgage, which raise substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 20 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated February 7, 1996 on our consideration of Sheffield Associates internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                                /s/ Reznick Fedder & Silverman


Bethesda, Maryland                              Federal Employer
February 7, 1996, except for Note I               Identification Number:
 as to which the date is February 26,             52-1088612
 1996


Audit Principal: Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848




                             INDEPENDENT AUDITORS' REPORT

To the Partners
Snap IV Limited Partnership

    We have audited the accompanying statement of financial position of Snap IV Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Snap IV Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership has defaulted on its mortgage and has experienced recurring operating deficits which raise substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                               /s/ Reznick Fedder & Silverman


Bethesda, Maryland
February 21, 1996

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848




                             INDEPENDENT AUDITORS' REPORT




To the Partners
Twin Towers Associates, A Limited Partnership

    We have audited the accompanying statement of financial position of Twin Towers Associates, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' deficit and cash flows for the year then ended. These financial statements are the respon-sibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Twin Towers Associates, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 16, 1996 on our consideration of Twin Towers Associates, A Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                            /s/ Reznick Fedder & Silverman


Bethesda, Maryland                          Federal Employer
January 16, 1996                              Identification Number:
                                              52-1088612


Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848



                             INDEPENDENT AUDITORS' REPORT





To the Partners
Tyee Associates Limited Partnership

    We have audited the accompanying statement of financial position of Tyee Associates Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tyee Associates Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 19, 1996 on our consideration of Tyee Associates Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                       /s/ Reznick Fedder & Silverman


Bethesda, Maryland                     Federal Employer
January 19, 1996                         Identification Number:
                                         52-1088612



Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848




                             INDEPENDENT AUDITORS' REPORT


To the Partners
Urbanizacion Maria Lopez Housing Company

    We have audited the accompanying statement of financial position of Urbanizacion Maria Lopez Housing Company, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Urbanizacion Maria Lopez Housing Company, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





Fax: (770) 844-7363

    In accordance with Government Auditing Standards, we have also issued reports dated January 27, 1996 on our consideration of Urbanizacion Maria Lopez Housing Company's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                  /s/ Reznick Fedder & Silverman


Bethesda, Maryland                Federal Employer
January 27, 1996                    Identification Number:
                                    52-1088612




Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848




                         INDEPENDENT AUDITORS' REPORT




To the Partners
Westminster Associates

    We have audited the accompanying statement of financial position of Westminster Associates, A Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westminster Associates, A Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 31, 1996 on our consideration of Westminister Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                       /s/ Reznick Fedder & Silverman


Bethesda, Maryland                     Federal Employer
January 31, 1996                         Identification Number:
                                         52-1088612



Audit Principal: Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                          INDEPENDENT AUDITORS' REPORT


To the Partners
Wollaston Manor Associates

    We have audited the accompanying statement of financial position of Wollaston Manor Associates as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wollaston Manor Associates as of December 31, 1995, and the results of its operations, the changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 42 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





          In accordance with Government Auditing Standards, we have also issued reports dated January 17, 1996 on our consideration of Wollaston Manor Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                 /s/ Reznick Fedder & Silverman

Bethesda, Maryland                               Federal Employer
January 17, 1996                                   Identification Number:
                                                   52-1088612



Audit Principal:  Renee G. Scruggs

                        Reznick Fedder & Silverman
            Certified Public Accountants - Business Consultants
                         A Professional Corporation

        4520 East-West Highway - Suite 300 - Bethesda, MD 20814-3319 -
                      (301) 652-9100 - Fax (301) 652-1848


                          INDEPENDENT AUDITORS' REPORT


To the Partners
Woodside Village Limited Partnership

    We have audited the accompanying statement of financial position of Woodside Village Limited Partnership as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodside Village Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' equity and cash flows for the year then ended, in conformity with generally accepted accounting principles.

    Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

    In accordance with Government Auditing Standards, we have also issued reports dated January 10, 1996 on our consideration of Woodside Village Limited Partnership's internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                                 /s/ Reznick Fedder & Silverman

Bethesda, Maryland                               Federal Employer
January 10, 1996                                   Identification Number:
                                                   52-1088612


Audit Principal:  Renee G. Scruggs

                                    [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
2900 Van Ness Associates
Reston, Virginia


We have audited the accompanying balance sheet of 2900 Van Ness Associates (a District of Columbia Limited Partnership) as of December 31, 1995, and the related statements of income, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 2900 Van Ness Associates as of December 31, 1995, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
March 1, 1996

                                    [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
7400 Roosevelt Investors
Reston, Virginia


We have audited the accompanying balance sheet of 7400 Roosevelt Investors (a Pennsylvania Limited Partnership) as of December 31, 1995, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 7400 Roosevelt Investors as of December 31, 1995, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 20, 1996

                                    [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
Connecticut Colony Associates Limited Partnership
Reston, Virginia


We have audited the accompanying balance sheet of Connecticut Colony Associates Limited Partnership as of December 31, 1995, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Connecticut Colony Associates Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 6, the next remarketing date for the Partnership's Bonds is to occur on April 1, 1997. At this date, the interest rate on the Bonds will be adjusted to the interest rate necessary to reoffer the Bonds for sale at par. In addition, at this time, a deferred fee in the amount of $925,000 is payable to the existing issuer of the Letter of Credit ("Bank") that secures payments on the Bonds. Pursuant to the Letter of Credit Agreement, the Partnership is setting aside excess cash flow of the Partnership, as defined, in a reserve account at the bank to fund this fee. If additional amounts are required to fund this fee, then such amounts are to come from other funds of the Partnership.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 27, 1996
  (April 12, 1996
    as to Note 6)

                                   [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
Fairfax Associates Limited Partnership
Reston, Virginia


We have audited the accompanying balance sheet of Fairfax Associates Limited Partnership as of December 31, 1995, and the related statements of income, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fairfax Associates Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 7, the Letter of Credit that secures payments of principal and interest on the Bonds issued to finance the Project expires on December 20, 1996. Accordingly, the Partnership's mortgage note, although by its terms is due December 1, 2006, must be repaid upon expiration of the Letter of Credit, unless alternate security, as defined, is provided to the Bond Trustee. This condition raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans regarding this matter are also described in Note
7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 27, 1996

                                    [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
Greater Hartford Associates Limited Partnership
Reston, Virginia


We have audited the accompanying consolidated balance sheet of Greater Hartford Associates Limited Partnership and Connecticut Colony Associates Limited Partnership as of December 31, 1995, and the related consolidated statements of operations, partners' capital, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Greater Hartford Associates Limited Partnership and Connecticut Colony Associates Limited Partnership as of December 31, 1995, and the consolidated results of their operations, changes in partners' capital, and their cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 6, the next remarketing date for Connecticut Colony's Bonds is to occur on April 1, 1997. At this date, the interest rate on the Bonds will be adjusted to the interest rate necessary to reoffer the Bonds for sale at par. In addition, at this time, a deferred fee in the amount of $925,000 is payable to the existing issuer of the Letter of Credit ("Bank") that secures payments on the Bonds. Pursuant to the Letter of Credit Agreement, Connecticut Colony is setting aside its excess cash flow, as defined, in a reserve account at the bank to fund this fee. If additional amounts are required to fund this fee, then such amounts are to come from other funds of the partnership.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 27, 1996
  (April 12, 1996
    as to Note 6)

                                    [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
Ivanhoe Associates Limited Partnership
Reston, Virginia

We have audited the accompanying consolidated balance sheet of Ivanhoe Associates Limited Partnership and Monroeville Development Corporation as of December 31, 1995, and the related consolidated statements of operations, partners' capital, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Ivanhoe Associates Limited Partnership and Monroeville Development Corporation as of December 31, 1995, and the consolidated results of their operations, changes in partners' capital, and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 23, 1996

                                    [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
Norco Associates
Reston, Virginia

We have audited the accompanying balance sheet of Norco Associates (a Pennsylvania General Partnership) as of December 31, 1995, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Norco Associates as of December 31, 1995, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 27, 1996

                                    [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
Ridge Carlton Associates Limited Partnership
Reston, Virginia

We have audited the accompanying consolidated balance sheet of Ridge Carlton Associates Limited Partnership and Norco Associates as of December 31, 1995, and the related consolidated statements of operations, partners' capital, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Ridge Carlton Associates Limited Partnership and Norco Associates as of December 31, 1995, and the consolidated results of their operations, changes in partners' capital, and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 27, 1996

                                    [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
River Loft Apartments Limited Partnership
Reston, Virginia

We have audited the accompanying balance sheet of River Loft Apartments Limited Partnership as of December 31, 1995, and the related statements of income, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of River Loft Apartments Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that River Loft Apartments Limited Partnership will continue as a going concern. As discussed in Note 6, the Partnership's mortgage note matures on August 1, 1996. This condition raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans regarding this matter are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 25, 1996

                                     [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
River Loft Associates Limited Partnership
Reston, Virginia

We have audited the accompanying consolidated balance sheet of River Loft Associates Limited Partnership and River Loft Apartments Limited Partnership as of December 31, 1995, and the related consolidated statements of income, partners' capital, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of River Loft Associates Limited Partnership and River Loft Apartments Limited Partnership as of December 31, 1995, and the consolidated results of their operations, changes in partners' capital, and their cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that River Loft Associates Limited Partnership and River Loft Apartments Limited Partnership will continue as going concerns. As discussed in Note 6, the mortgage note of River Loft Apartments Limited Partnership matures on August 1, 1996. This condition raises substantial doubt about the ability of the partnerships to continue as going concerns. Management's plans regarding this matter are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 25, 1996

                                [Letterhead]

                         INDEPENDENT AUDITOR'S REPORT




To the Partners of
Scotch Associates Limited Partnership
Reston, Virginia

We have audited the accompanying consolidated balance sheet of Scotch Associates Limited Partnership and Scotch Lane Associates as of December 31, 1995, and the related consolidated statements of operations, partners' capital, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Scotch Associates Limited Partnership and Scotch Lane Associates as of December 31, 1995, and the consolidated results of their operations, changes in partners' capital, and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 27, 1996

                                   [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
Scotch Lane Associates
Reston, Virginia

We have audited the accompanying balance sheet of Scotch Lane Associates (a Pennsylvania General Partnership) as of December 31, 1995, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scotch Lane Associates as of December 31, 1995, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 27, 1996

                                   [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
Standart Woods Associates Limited Partnership
Reston, Virginia


We have audited the accompanying balance sheet of Standart Woods Associates Limited Partnership, HUD Project No. 014-10511 as of December 31, 1995, and the related statements of operations (on HUD Form No. 92410), partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Standart Woods Associates Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 17, 1996

                                    [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT




To the Partners of
West Lake Arms Limited Partnership
Reston, Virginia


We have audited the accompanying balance sheet of West Lake Arms Limited Partnership as of December 31, 1995, and the related statements of operations, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of West Lake Arms Limited Partnership as of December 31, 1995, and the results of its operations, changes in partners' capital, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 6, the Partnership received a notice of events of default under its mortgage note obligation from the mortgage lender in December, 1995. This condition raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans regarding this matter are also described in Note
6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 17, 1996

                                     [Letterhead]

                             INDEPENDENT AUDITOR'S REPORT



To the Partners of
Wyntre Brooke Associates
Reston, Virginia


We have audited the accompanying balance sheet of Wyntre Brooke Associates (a Pennsylvania Limited Partnership) as of December 31, 1995, and the related statements of operations, partners' deficiency, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wyntre Brooke Associates as of December 31, 1995, and the results of its operations, changes in partners' deficiency, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 7, the Partnership is incurring liquidity problems which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding this matter are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ ROBERT ERCOLINI & COMPANY

Boston, Massachusetts
February 17, 1996
  (February 22, 1996
    as to Note 11)

                                   [Letterhead]

                             Independent Auditor's Report


Partners                                 Rural Economic & Community Development
Chesterfield Housing Associates          P. O. Drawer 1259
Reston, VA                               Camden, South Carolina


We have audited the accompanying statement of financial position of Chesterfield Housing Associates, A Limited Partnership, RECD Project No. 46-13-570523932, as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Chesterfield Housing Associates, A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 18, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.

/s/ Russell Thompson Butler & Houston



Mobile, Alabama
January 18, 1996

                                    [Letterhead]


                             Independent Auditor's Report



Partners                               HUD Field Office Director
Community Developers of Princeville,   Federal Office Building
 A Limited Partnership                 Greensboro, North Carolina
Reston, VA


We have audited the accompanying statement of financial position of Community Developers of Princeville, A Limited Partnership, Project No. 053-35383-PM-WAH-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Community Developers of Princeville, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 22, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 22, 1996

                                   [Letterhead]


                             Independent Auditor's Report


Partners                       Illinois Housing Development Authority
Eastcourt Village Partners     401 N. Michigan Avenue
Reston, VA                     Chicago, Illinois


We have audited the accompanying statement of financial position of Eastcourt Village Partners, A Limited Partnership, Illinois Housing Development Authority, Project No. ML-029, as of December 31, 1995 and 1994, and the related statements of operations, partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastcourt Village Partners, A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 23, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major Illinois Housing Development Authority program and the nonmajor HUD program.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

As required by the Illinois Housing Development Authority, we confirm to you that our firm meets the licensing requirements imposed by the State of Illinois on firms practicing in that state as certified public accountants.


/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 23, 1996

[letterhead]


                      Independent Auditor's Report


Partners                            Rural Economic & Community Development
Eustis Apartments, Ltd.             1137 Old 441, Suite 2
Reston, VA                          Eustis, Florida


We have audited the accompanying statement of financial position of Eustis Apartments, Ltd., A Limited Partnership, RECD Project No. 09-35-133-3579, as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eustis Apartments, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.

/s/ Russell Thompson Butler & Houston



Mobile, Alabama
February 3, 1996

[letterhead]


                    Independent Auditor's Report


Partners                              Rural Economic & Community Development
Grove Park Villas, Ltd.               P. O. Box 3767
Reston, VA                            West Palm Beach, Florida


We have audited the accompanying statement of financial position of Grove Park Villas, Ltd., A Limited Partnership, RECD Project No. 09-58-133-5545 as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grove Park Villas, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
February 3, 1996

[letterhead]


                         Independent Auditor's Report


Partners                              Rural Economic & Community Development
Hemingway Housing Associates          P. O. Box 644
Reston, VA                            St. George, South Carolina


We have audited the accompanying statement of financial position of Hemingway Housing Associates, A Limited Partnership, RECD Project No. 46-45-13337584 as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hemingway Housing Associates, A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 18, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor HUD program.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 18, 1996

[letterhead]


                     Independent Auditor's Report


Partners                              Rural Economic & Community Development
Highlands Village II                  P. O. Box 3767
Reston, VA                            West Palm Beach, Florida


We have audited the accompanying statement of financial position of Highlands Village II, A Limited Partnership, RECD Project No. 09-28-133-7604 as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Highlands Village II, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3 , 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
February 3, 1996

[letterhead]


                      Independent Auditor's Report


Partners                                 Rural Economic & Community Development
Housing Assistance of Mt. Dora, Ltd.     1137 Old Highway 441, Suite 2
Reston, VA                               Mt. Dora, Florida


We have audited the accompanying statement of financial position of Housing Assistance of Mt. Dora, Ltd., A Limited Partnership, Project No. 09-35-133-1449, as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Assistance of Mt. Dora, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3 , 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
February 3, 1996

[Letterhead]



                         Independent Auditor's Report


Partners                              Rural Economic & Community Development
Housing Assistance of Orange          Federal Building - Room 248
 City, Ltd.                           207 N.W. Second Street
Reston, VA                            Ocala, Florida


We have audited the accompanying statement of financial position of Housing Assistance of Orange City, Ltd., A Limited Partnership, RECD Project No. 09-64-133-1452 as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Assistance of Orange City, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.


/s/ Russell Thompson Butler & Houston

Mobile, Alabama
February 3, 1996

[Letterhead]


                         Independent Auditor's Report


Partners                              Rural Economic & Community Development
Housing Assistance of                 P. O. Box 3767
 Sebring, Ltd.                        West Palm Beach, Florida
Reston, VA


We have audited the accompanying statement of financial position of Housing Assistance of Sebring, Ltd., A Limited Partnership, RECD Project No. 09-20-133-1439 as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Assistance of Sebring, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
February 3, 1996

                               [Letterhead]

                         Independent Auditor's Report


Partners                              Rural Economic & Community Development
Housing Assistance of                 P. O. Box 3767
 Vero Beach, Ltd.                     West Palm Beach, Florida
Reston, VA


We have audited the accompanying statement of financial position of Housing Assistance of Vero Beach, Ltd., A Limited Partnership, RECD Project No. 09-31-133-0514, as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Assistance of Vero Beach, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3 , 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
February 3, 1996

                                 [LETTERHEAD]


                             Independent Auditor's Report



Partners                                             HUD Field Office Director
Hurbell I Limited Partnership -                      Greensboro Office
 Holly Oak Park Apartments                           415 North Edgeworth Street
Reston, VA                                           Greensboro, NC


We have audited the accompanying statement of financial position of Hurbell I Limited Partnership (Holly Oak Park Apartments), A Limited Partnership, FHA Project No. 053-44202-LDP-SUP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurbell I Limited Partnership (Holly Oak Apartments), A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 20, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD programs, and Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.



/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 20, 1996

                                 [LETTERHEAD]


                             Independent Auditor's Report



Partners                                              HUD Field Office Director
Hurbell IV Limited Partnership -                      Daniel Building
 Talladega Downs                                      15 South 20th Street
Reston, VA                                            Birmingham, Alabama


We have audited the accompanying statement of financial position of Hurbell IV Limited Partnership (Talladega Downs), A Limited Partnership, FHA Project No. 062-44054-LD, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurbell IV Limited Partnership (Talladega Downs), A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 20, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD programs, and Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.



/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 20, 1996

                                    [Letterhead]
                             Independent Auditor's Report


Partners                          Rural Economic & Community Development
Lake Wales Villas, Ltd.           1137 Old Highway 441, Suite 2
Reston, VA                        Mt. Dora, Florida


We have audited the accompanying statement of financial position of Lake Wales Villas, Ltd., A Limited Partnership, RECD Project No. 09-53-133-3513 as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Wales Villas, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.

/s/ Russell Thompson Butler & Houston


Mobile, Alabama
February 3, 1996

[letterhead]

                          Independent Auditor's Report


Partners                             Rural Economic & Community Development
Lakeview Villas, Ltd.                1137 Old 441, Suite 2
Reston, VA                           Mount Dora, Florida


We have audited the accompanying statement of financial position of Lakeview Villas, Ltd., A Limited Partnership, RECD Project No. 09-35-133-5580 as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeview Villas, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
February 3, 1996

                                 [LETTERHEAD]


                             Independent Auditor's Report



Partners                        Rural Economic & Community Development
McColl Housing Associates       McMillan Federal Building - Room 235
Reston, VA                      Florence, SC


We have audited the accompanying statement of financial position of McColl Housing Associates, A Limited Partnership, RECD Project No. 46-35-1334074, as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of McColl Housing Associates, A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 18, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.

                          /s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 18, 1996

                                     [Letterhead]

                             Independent Auditor's Report

Partners                                       HUD Field Office Director
Miami Elderly Associates                       Federal Office Building
 Limited Partnership                           Cincinnati, OH
Reston, VA

We have audited the accompanying statement of financial position of Miami Elderly Associates Limited Partnership, A Limited Partnership, FHA Project No. 046-44100-EC-LDP-SUP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Miami Elderly Associates, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 18, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 18, 1996

[letterhead]


                          Independent Auditor's Report


Partners                            Rural Economic & Community Development
Orange City Villas II, Ltd.         Federal Building - Room 248
Reston, Virginia                    207 N.W. 2nd Street
                                    Ocala, Florida


We have audited the accompanying statement of financial position of Orange City Villas II, Ltd., A Limited Partnership, RECD Project No. 09-64-133-8444, as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orange City Villas II, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, and the major RECD program.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
February 3, 1996

                                 [Letterhead]

                         Independent Auditor's Report


Partners                               HUD Field Office Director
Parkview Apartments                    Columbia, S.C.
Reston, VA


We have audited the accompanying statement of financial position of Parkview Apartments, A Limited Partnership, FHA Project No. 054-35484-PM-PAH-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkview Apartments, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 18, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program, and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 18, 1996

                                [Letterhead]

                        Independent Auditor's Report


Partners                                    HUD Field Office Director
Parkview Arms Associates I                  Federal Office Building
Limited Partnership                         Cincinnati, OH
Reston, VA


We have audited the accompanying statement of financial position of Parkview Arms Associates I Limited Partnership, A Limited Partnership, FHA Project No. 046-35046-LDP-SUP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkview Arms Associates I Limited Partnership, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 18, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 18, 1996

                               [Letterhead]

                      Independent Auditor's Report


Partners                                     HUD Field Office Director
Parkview Arms Associates II                  Federal Office Building
Limited Partnership                          Cincinnati, OH
Reston, VA


We have audited the accompanying statement of financial position of Parkview Arms Associates II Limited Partnership, A Limited Partnership, FHA Project No. 046-35388-LDP-SUP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkview Arms Associates II Limited Partnership, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 18, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, and the nonmajor HUD programs.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 18, 1996

                          [letterhead]

                  Independent Auditor's Report

Partners                            Rural Economic & Community Development
Peppertree Village of Avon          P. O. Box 3767
 Park, Ltd.                         West Palm Beach, Florida
Reston, VA


We have audited the accompanying statement of financial position of Peppertree Village of Avon Park, Ltd., A Limited Partnership, RECD Project No. 09-28-133-5409, as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Peppertree Village of Avon Park, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3 , 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
February 3, 1996

                                     [Letterhead]
                             Independent Auditor's Report


Partners                                Rural Economic & Community Development
South Hiawassee Village, Ltd.           1137 Old Highway 441, Suite 2
Reston, VA                              Mt. Dora, Florida



We have audited the accompanying statement of financial position of South Hiawassee Village, Ltd., A Limited Partnership, RECD Project No. 09-48-133-512 as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Hiawassee Village, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3 , 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
February 3, 1996

                                 [LETTERHEAD]


                         Independent Auditor's Report


Partners                           Rural Economic & Community Development
St. George Villas                  P. O. Box 644
Reston, VA                         St. George, SC

We have audited the accompanying statement of financial position of St. George Villas, A Limited Partnership, RECD Project No. 46-18-570734543, as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of St. George Villas, A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 18, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.


/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 18, 1996

                                     [Letterhead]

                             Independent Auditor's Report


Partners                                Rural Economic & Community Development
The Meadows Apartments, Ltd.            P. O. Drawer 2477
Reston, VA                              Aiken, South Carolina


We have audited the accompanying statement of financial position of The Meadows Apartments, Ltd., A Limited Partnership, RECD Project No. 46-03-8248-52581 as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Meadows Apartments, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 18, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major RECD program, and the nonmajor RECD program.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 18, 1996

                                   [letterhead]

                             Independent Auditor's Report


Partners                                        HUD Field Office Director
Twin Gables Associates                          Federal Office Building
 Limited Partnership                            Cincinnati, OH
Reston, VA

We have audited the accompanying statement of financial position of Parkview Arms Associates I Limited Partnership, A Limited Partnership, FHA Project No. 046-35046-LDP-SUP, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkview Arms Associates I Limited Partnership, A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 18, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Russell Thompson Butler & Houston


Mobile, Alabama
January 18, 1996

                                 [LETTERHEAD]


                         Independent Auditor's Report


Partners                                              HUD Field Office Director
United Housing Partners - Cuthbert, Ltd.              Atlanta, Georgia
Reston, VA


We have audited the accompanying statement of financial position of United Housing Partners - Cuthbert, Ltd., A Limited Partnership, FHA Project No. 061-35312-PM-WAH-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Housing Partners -Cuthbert Ltd., A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 13, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program, and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 13, 1996

                                 [LETTERHEAD]

                         Independent Auditor's Report


Partners                                              HUD Field Office Director
United Housing Partners - Elmwood, Ltd.               Birmingham, Alabama
Reston, VA


We have audited the accompanying statement of financial position of United Housing Partners - Elmwood, Ltd., A Limited Partnership, FHA Project No. 062-35330-PM-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Housing Partners -Elmwood, Ltd., A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 13, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD programs and Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 13, 1996

                                 [LETTERHEAD]

                         Independent Auditor's Report


Partners                                              HUD Field Office Director
United Housing Partners - Morristown, Ltd.            Knoxville, Tennessee
Reston, VA


We have audited the accompanying statement of financial position of United Housing Partners - Morristown, Ltd., A Limited Partnership, FHA Project No. 087-35091-PMR-WAH-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Housing Partners -Morristown, Ltd., A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 13, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD program, and the nonmajor HUD program.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 13, 1996

                                 [LETTERHEAD]


                         Independent Auditor's Report


Partners                                              HUD Field Office Director
United Housing Partners - Welch, Ltd.                 Charleston, West Virginia
Reston, VA


We have audited the accompanying statement of financial position of United Housing Partners - Welch, Ltd., A Limited Partnership, FHA Project No. 045-35130-PM-WAH-L8, as of December 31, 1995, and the related statements of profit and loss (on HUD Form No. 92410), changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Housing Partners -Welch, Ltd., A Limited Partnership, at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated January 13, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major HUD programs and Affirmative Fair Housing.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 13, 1996

                                 [Letterhead]


                         Independent Auditor's Report


To the Partners                           Minnesota Housing Finance Agency
VOA-Nicollet Towers Associates            400 Sibley Street, Suite 300
Reston, VA                                St. Paul, Minnesota


We have audited the accompanying balance sheet of VOA-Nicollet Towers Associates, A Limited Partnership, Minnesota Housing Finance Agency Project No. 75-040, as of December 31, 1995 and 1994, and the related statements of revenues and expenses, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of Inspector General, in July 1993. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VOA-Nicollet Towers Associates, A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

VOA-Nicollet Towers Associates
Page 2


In accordance with Government Auditing Standards, we have also issued reports dated January 26, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements, the major Minnesota Housing Finance Agency and HUD programs, and Affirmative Fair Housing.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Russell Thompson Butler & Houston

Mobile, Alabama
January 26, 1996

                                  [Letterhead]

                           Independent Auditor's Report


Partners                            Rural Economic & Community Development
Woodside Villas of Arcadia, Ltd.    P. O. Box 3767
Reston, VA                          West Palm Beach, Florida


We have audited the accompanying statement of financial position of Woodside Villas of Arcadia, Ltd., A Limited Partnership, RECD Project No. 09-14-133-9529, as of December 31, 1995 and 1994, and the related statements of operations, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Handbook, dated December 1989. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodside Villas of Arcadia, Ltd., A Limited Partnership, at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued reports dated February 3, 1996 on our consideration of the partnership's internal control structure, on its compliance with laws and regulations applicable to the basic financial statements and the major RECD program.


/s/ Russell Thompson Butler & Houston


Mobile, Alabama
February 3, 1996

                                    [letterhead]




                             INDEPENDENT AUDITOR'S REPORT



                                               February 6, 1997



Partners
Abbott Associates                              West Village - Maple (NY)
Ithaca, New York  14850                        #014-4-N-I


    We have audited the accompanying balance sheets of Abbott Associates (a limited partnership) as of December 31, 1996 and 1995, and the related statements of income, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards and the financial audit standards contained in Government Auditing Standards (1994 Revision), issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Abbott Associates (a limited partnership) at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards, we have also issued a report dated February 6, 1997 on our consideration of Abbott Associates internal control structure and a report dated February 6, 1997 on its compliance with laws and regulations.

                                       /s/ Sciarabba Walker & Co., LLP

                                       Certified Public Accountants

                                  [Letterhead]


                             INDEPENDENT AUDITORS' REPORT



To the Partners of
Church Street Associates


We have audited the accompanying balance sheet of CHURCH STREET ASSOCIATES (a Limited Partnership) as of December 31, 1995, and the related statements of operations, changes in partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CHURCH STREET ASSOCIATES as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional financial data listed in the accompanying table of contents is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                /s/ Warady & Davis LLP


January 30, 1996

                                   [Letterhead]


                             INDEPENDENT AUDITORS' REPORT

To the Partners of
New Vistas Apartments Associates


We have audited the accompanying balance sheets of NEW VISTAS APARTMENTS ASSOCIATES (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) PROJECT NO. ML-61, as of December 31, 1995 and 1994, and the related statements of income, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and the Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NEW VISTAS APARTMENTS ASSOCIATES as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                         /s/ Warady & Davis LLP




January 22, 1996

                                 [Letterhead]


                          INDEPENDENT AUDITORS' REPORT


To the Partners of
New Vistas Apartments Associates - Phase II


We have audited the accompanying balance sheets of NEW VISTAS APARTMENTS ASSOCIATES - PHASE II (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) PROJECT NO. ML-101, as of December 31, 1995 and 1994, and the related statements of income, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and the Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NEW VISTAS APARTMENTS ASSOCIATES - PHASE II as of December 31, 1995 and 1994 and the results of its operations, changes in partners' capital and cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                               /s/ Warady & Davis LLP


January 19, 1996

                                  [Letterhead]


                             INDEPENDENT AUDITORS' REPORT



To the Partners of
Palmer Square Apartments Associates


We have audited the accompanying balance sheets of PALMER SQUARE APARTMENTS ASSOCIATES (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) PROJECT NO. ML-123, as of December 31, 1995 and 1994, and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and the Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PALMER SQUARE APARTMENTS ASSOCIATES as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                      /s/ Warady & Davis, LLP


January 23, 1996

                                   [Letterhead]

                             INDEPENDENT AUDITORS' REPORT



To the Partners of
Parkways Associates
d/b/a The Parkways

We have audited the accompanying balance sheet of PARKWAYS ASSOCIATES D/B/A THE PARKWAYS (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) PROJECT NO. ML-148, as of December 31, 1995, and the related statements of income, changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of PARKWAYS ASSOCIATES D/B/A THE PARKWAYS as of December 31, 1994, and for the year then ended, were audited by other auditors, whose report dated February 6, 1995, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards and the Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PARKWAYS ASSOCIATES D/B/A THE PARKWAYS as of December 31, 1995, and the results of its operations, changes in partners capital and cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                  /s/ Warady & Davis LLP


January 16, 1996

                                  [Letterhead]

                             INDEPENDENT AUDITORS' REPORT

To the Partners of
The North Washington Park Partnership


We have audited the accompanying balance sheets of THE NORTH WASHINGTON PARK PARTNERSHIP (an Illinois Limited Partnership) (HUD PROJECT NO. 071-35544) as of December 31, 1995 and 1994, and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THE NORTH WASHINGTON PARK PARTNERSHIP as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                           /s/ Warady & Davis LLP

January 26, 1996

[co:]

                                  [Letterhead]

                             INDEPENDENT AUDITORS' REPORT

To the Partners of
The Oak Park Partnership


We have audited the accompanying balance sheets of THE OAK PARK PARTNERSHIP
(an Illinois Limited Partnership) as of December 31, 1995 and 1994, and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THE OAK PARK PARTNERSHIP as of December 31, 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                           /s/ Warady & Davis LLP

February 6, 1996

                                      [Letterhead]


                             INDEPENDENT AUDITORS' REPORT



To the Partners of
The Rogers Park Partnership
Washington, D.C.

We have audited the accompanying balance sheet of THE ROGERS PARK PARTNERSHIP D/B/A NORTHPOINT APARTMENTS (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) PROJECT NO. ML-163, as of December 31, 1995, and the related statements of income, changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of THE ROGERS PARK PARTNERSHIP D/B/A NORTHPOINT APARTMENTS as of December 31, 1994 and for the year then ended were audited by other auditors, whose report dated February 6, 1995, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards and the Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THE ROGERS PARK PARTNERSHIP D/B/A NORTHPOINT APARTMENTS as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ WARADY & DAVIS LLP


February 14, 1996

                            ZINER & COMPANY, P.C.
                        CERTIFIED PUBLIC ACCOUNTANTS

                        INDEPENDENT AUDITORS' REPORT

To the Partners of
United Front Homes


    We have audited the accompanying balance sheet (MHFA Forms F.C.-3A & -3B) of United Front Homes (a Massachusetts limited partnership) (Project No. 71-156-N) as of December 31, 1995, and the related statements of changes in partners' equity (deficiency) (MHFA Form F.C.-3C), operations (MHFA Form F.C.-2A) and cash flows (MHFA Forms F.C.-4A, -4B & -4C) for the year then ended. These financial statements are the responsibility of the general partners. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the general partners, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Front Homes as of December 31, 1995, and the results of its operations, its cash flows and changes in partners' equity (deficiency) for the year then ended in conformity with generally accepted accounting principles.

    In accordance with Government Auditing Standards, we have also issued a report dated February 27, 1996 on our consideration of United Front Homes' internal control structure and a report dated February 27, 1996 on its compliance with laws and regulations.

                                       /s/ Ziner & Company, P.C.


February 27, 1996

                               [Letterhead]

                        INDEPENDENT AUDITORS' REPORT


To the Partners
Vistula Heritage Village
Toledo, Ohio

We have audited the accompanying balance sheet of Vistula Heritage Village, FHA Project No. 042 35298 PM L8 R, (an Ohio Limited Partnership) as of December 31, 1995, and the related statements of operations, partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vistula Heritage Village as of December, 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 16, 1996, on our consideration of Vistula Heritage Village's internal control structure, and reports date January 16, 1996, on its compliance with specific requirements applicable to major and nonmajor HUD programs and specific requirements applicable to Affirmative Fair Housing.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental data, as referred to in the Table of Contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the same auditing procedures applied in the audit of the basic financial statements and, in our opinion, discussed above, the supplemental data is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Zinner & Co.


January 16, 1996


Lead Auditor:      Sidney Brode
Telephone No.:     (216) 831-0733
Federal Tax
  Identification No.: 34-1663731